TRUST INDENTURE AND SECURITY AGREEMENT


                          Dated as of November 3, 1997




                                     Between





                        STRUCTURED MORTGAGE TRUST 1997-2,
                        as Issuer of Collateralized Notes




                                       and




                             LASALLE NATIONAL BANK,
                              as Indenture Trustee

                  This TRUST INDENTURE AND SECURITY AGREEMENT, dated as of November 3, 1997 (the "Closing Date"), by and between Structured Mortgage Trust 1997-2 (the "Issuer"), a Delaware business trust acting through Wilmington Trust Company, a banking corporation organized under the laws of the State of Delaware, as Owner Trustee (the "Owner Trustee") and LaSalle National Bank, a national banking association, as Indenture Trustee (the "Indenture Trustee").

                              PRELIMINARY STATEMENT

                  WHEREAS, the Company has contributed the Daiwa FLOWS Certificates to CAX DTR Securitization Corp., a Delaware corporation ("QRS") in exchange all of the equity in QRS, pursuant to a Contribution Agreement, dated as of the date hereof, between the Company and QRS;

                  WHEREAS, QRS has deposited the Daiwa FLOWS Certificates with the Issuer in exchange for trust certificates evidencing all of the Equity Interest (the "Trust Certificates"), pursuant to a Trust Agreement between the Owner Trustee and QRS, dated November 3, 1997;

                  WHEREAS, the Issuer has duly authorized the creation, authentication, issuance and delivery of collateralized notes, (each a "Note," and, collectively, the "Notes"), issuable in four Classes (each, a "Class"), with an aggregate principal amount of $45,974,526, as provided in this Indenture;

                  WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Notes;

                  WHEREAS, in order to provide, among other things, for the payment of the Issuer's obligations to the Holders from revenues of the Collateral and proceeds from the sale or other disposition of the assets constituting the Collateral, each of the parties hereto desires to enter into this Indenture;

                  WHEREAS, all covenants and agreements made by the Issuer herein are for the benefit and security of the Holders and the Indenture Trustee;

                  WHEREAS, the Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trust created hereby for the benefit of, and to secure the obligations owing to, the Holders, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

                         GRANTING CLAUSE GRANTING CLAUSE

                  The Issuer hereby grants to the Indenture Trustee on the Closing Date, in trust for the benefit of the Holders, all of the Issuer's right, title, and interest in and to (i) the $50,974,526 outstanding principal amount of Daiwa Securities America Inc. Multifamily First Loss Ownership Securities ("Multifamily FLOWSSM"-1) Series 1994-Multifamily FLOWSSM-1 trust receipt pass-through certificates (the "Daiwa FLOWS Certificates") and all related securities entitlements, (ii) all rights to receive distributions thereon from and after the date in December 1997 on which distributions on the Daiwa FLOWS Certificates are made pursuant to the Daiwa Pooling Agreement and renewals, extensions, substitutions and replacements of such Daiwa FLOWS Certificates, (iii) all securities entitlements, contract rights, general intangibles and accounts related to the Daiwa FLOWS Certificates (the "Other Assets"), (iv) the Payment Account, whether in the form of cash, instruments, securities, or other properties, (v) all present and future claims, demands, and choses in action in respect of the foregoing, including the rights of the Issuer as registered holder of the Daiwa FLOWS Certificates, and (vi) all proceeds of the foregoing of every kind and nature whatsoever, including, without limitation, all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property that at any time constitute all or part of or are included in the proceeds of the foregoing ((i), (ii), (iii), (iv), (v) and (vi) collectively, the "Trust Estate").

                  The foregoing Grant is made in trust to secure the payment of principal and interest on, and any other amounts owing in respect of, the Notes, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

                  In furtherance of the foregoing, the Issuer hereby delivers or causes to be delivered to the Indenture Trustee or the Indenture Trustee's designee each of the following documents or instruments relating to each Daiwa FLOWS Certificate (or, in the case of item (ii) below, all Daiwa FLOWS Certificates):

                  (i) a duly issued and authenticated physical certificate evidencing such Daiwa Flows Certificate endorsed to LaSalle National Bank, as Indenture Trustee under the Indenture, dated as of November 3, 1997, relating to STRUCTURED MORTGAGE TRUST 1997-2 or its nominee, together with such Opinions of Counsel and other documents as shall be necessary to cause registration of transfer of such Daiwa FLOWS Certificate to the Indenture Trustee to be made and to obtain a duly issued and authenticated physical certificate evidencing such Daiwa FLOWS Certificate registered in the name of the Indenture Trustee or its nominee;

                  (ii) three Uniform Commercial Code Financing Statements covering the Trust Estate and executed, in one case by the Company as debtor in favor of QRS as secured party and the Indenture Trustee as its assignee and, in the second case, by QRS as debtor in favor of the Issuer and the Indenture Trustee as its assignee and, in the third case, by the Issuer as debtor in favor of the Indenture Trustee;

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

                  (iii)    a copy of the Daiwa Pooling Agreement;

                  (iv)     a copy of the Credit Support Agreement; and

                  (v)  all  other  items   relating  to  the  foregoing  in  the
possession of the Issuer.

                  The Indenture Trustee hereby acknowledges the receipt by it of each of the Daiwa FLOWS Certificates and the other documents and instruments referenced above, in good faith and without actual notice of any adverse claim, and declares that it holds and will hold such Daiwa FLOWS Certificates and such other documents and instruments, and that it holds and will hold all other assets and documents included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Holders.

                  The Indenture Trustee shall not assign, sell, dispose of or transfer any interest in the Daiwa FLOWS Certificates or cause any other asset constituting the Trust Estate or cause such to be subjected to any lien, claim or encumbrance arising by, through or under the Indenture Trustee or any Affiliate of the Indenture Trustee.

                  On or  prior to the  Closing  Date,  the  Issuer  shall  cause registration of transfer to the Indenture Trustee of each Daiwa FLOWS Certificate to be made on the books and records of the registrar for such Daiwa FLOWS Certificate and the Issuer shall deliver to the Indenture Trustee a duly issued and authenticated physical certificate evidencing such Daiwa FLOWS Certificate registered in the name of the Indenture Trustee. Also promptly following the Closing Date, the Issuer shall notify and direct the parties responsible under Daiwa Pooling Agreement and related agreements for making payments on the Daiwa FLOWS Certificates to make such payments directly to the Indenture Trustee (by wire transfer to the Payment Account if permitted) from and after the date in December 1997 on which distributions on the Daiwa FLOWS Certificates are made pursuant to the Daiwa Pooling Agreement and to continue to do so until such time as the Issuer notifies such parties to the contrary following the date on which the Indenture shall have been discharged and released. The Indenture Trustee shall hold the Daiwa FLOWS Certificates in fully registered certificated form, in the State of Illinois.

                            ARTICLE ONE: DEFINITIONS

         Section 1.01      Definitions.

                  Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms and to the masculine or feminine forms of such terms.

                  "Act": Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by the Holders, which may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the requisite percentage of such Holders in person or by an agent duly appointed in writing. Such action will become effective when such instrument is delivered to the Indenture Trustee.

                  "Affiliate":  With respect to any specified Person,  any other
Person controlling, controlled by, or under common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Available Funds": With respect to any Payment Date, but subject to Section 12.01(c) and (d), all previously undistributed payments on the Daiwa FLOWS Certificates or proceeds of liquidation thereof pursuant to
Section 11.06 received by the Indenture Trustee on or before the Certificate Distribution Date immediately preceding the Payment Date.

                  "Brentwood Adjusted Available Amount": With respect to any Payment Date, the amount equal to the greater of (a) zero and (b) the excess of
(i) the Brentwood Unadjusted Available Funds over (ii) the Brentwood Settlement Amount.

                  "Brentwood Claim": A claim by FNMA against Daiwa Securities America Inc. for reimbursement of a guarantee payment made by FNMA with respect to the FNMA MBS in an amount equal to approximately $450,000 arising from a default on the Brentwood Loan.

                  "Brentwood Loan": That certain mortgage loan, with FNMA Loan Number 1661327543 and secured by a property known as Brentwood Apartments, with an address at 831 Nursery Road, Irving Texas, which had been part of one of the pools of mortgage loans backing the Trust Receipt prior to default on such mortgage loan and foreclosure on the related mortgaged property.

                  "Brentwood Settlement Amount": The amount of any payment made by Daiwa Securities America Inc. to FNMA in full or partial satisfaction of the Brentwood Claim.

                  "Brentwood Unadjusted Available Funds": With respect to the Payment Date occurring in the month in which the trustee under the Daiwa Pooling Agreement notifies the Indenture Trustee, as registered holder of the Daiwa


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

FLOWS Certificates, that FNMA has received payment from Daiwa Securities America Inc. in settlement of the Brentwood Claim as contemplated in Section 12.01(c), all previously undistributed payments on the Daiwa FLOWS Certificates received by the Indenture Trustee on or before the Certificate Distribution Date immediately preceding such Payment Date, less any Tax Administrator's Fees, Owner Trustee's Fees or Indenture Trustee's Fees due on such Payment Date.

                  "Business Day": Any day that is not a Saturday, Sunday, holiday, or other day on which commercial banking institutions in New York, New York, Wilmington, Delaware or Chicago, Illinois are authorized or obligated by law or executive order to be closed.

                  "Certificate Distribution Date": With respect to any date of determination, the date on or immediately preceding such date of determination on which distributions of interest and principal are made with respect to the Daiwa FLOWS Certificates pursuant to the Daiwa Pooling Agreement.

                  "Certificate Principal Balance": The Outstanding principal balance of the Daiwa FLOWS Certificates.

                  "Certificate of Deposit": A certificate of deposit satisfying the definition of an Eligible Investment.

                  "Certificate   Remittance   Reports":   The  reports  received
periodically by the Indenture Trustee, as the holder of the Daiwa FLOWS Certificates, containing the information on the Daiwa FLOWS Certificates required to be delivered to the Indenture Trustee pursuant to the Daiwa Pooling Agreement or the Credit Support Agreement.

                  "Class": The reference to any Class of Notes or, collectively, to one or more Classes of Notes.

                  "Class A Notes": The Class A Notes, in the initial aggregate principal amount of $24,224,526 being issued hereunder.

                  "Class B Notes": The Class B Notes, in the initial aggregate principal amount of $14,000,000 being issued hereunder.

                  "Class C Notes": The Class C Notes, in the initial aggregate principal amount of $0 being issued hereunder.

                  "Class D Notes": The Class D Notes, in the initial aggregate principal amount of $7,750,000 being issued hereunder.

                  "Closing Date": The meaning set forth in the initial paragraph of this Indenture.

                  "Code": The Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                  "Collateral":   Individually  and  collectively,   the  assets
constituting the Trust Estate from time to time pledged as security for the Issuer's obligation under the Notes and under this Indenture.

                  "Collateral Proceeds": All "proceeds" of the Collateral as such term is used in Section 9-306 of the UCC, and all proceeds of such "proceeds."

                  "Company": Commercial Assets, Inc., a corporation organized under the laws of the State of Maryland.

                  "Contribution Agreement": The Contribution Agreement, dated as of November 3, 1997, by and between the Company and QRS, pursuant to which the Company contributed the Daiwa FLOWS Certificates to QRS.

                  "Cooperation   Agreement":   The  Securitization   Cooperation
Agreement, dated as of November 3, 1997, by and among the Company, QRS, the Issuer and the Initial Purchaser, with respect to retranching of the Notes.

                  "Corporate Trust Office": The principal corporate trust office of the Indenture Trustee, presently located at

                     135 South LaSalle Street
                     Chicago, Illinois 60674-4107

                     Attention:   Asset Backed Securities Trust Services Group--
                                  Structured Mortgage Trust 1997-2

or at such other address as the Indenture Trustee may designate from time to time by notice to the Holders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee.

                  "Credit Support Agreement": The Second Amended and Restated Credit Support and Collateral Pledge Agreement, dated as of February 28, 1994, by and among FNMA, Daiwa Finance Corp., as seller, Daiwa Securities America Inc., as initial owner, and BankAmerica National Trust Company, as custodian, as further amended and restated as of the date of this Indenture.

                  "Current Interest Shortfall": With respect to any Class or the Equity Interest and any Payment Date, any amount by which the interest accrued during the related Interest Accrual Period at the Weighted Average Note Rate exceeds the amount of Available Funds paid as interest to such Class or the Equity Interest on such Payment Date.

                  "Current Principal Shortfall": With respect to any Class or the Equity Interest and any Payment Date, any amount by which the lesser of the amounts referred to in clauses (A) and (B)(i) of the definition of Optimal Principal exceeds the amount of Available Funds paid as principal to such Class


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or the Equity Interest on such Payment Date.

                  "Daiwa FLOWS Certificate":  As defined in the Granting Clause.

                  "Daiwa Pooling Agreement": The Pooling Agreement, dated as of March 30, 1994, among Daiwa Securities America Inc., Daiwa Finance Corp. and LaSalle National Bank, as trustee, pursuant to which the Daiwa FLOWS Certificates were issued, in effect as of the date of this Indenture.

                  "Default": Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  "Definitive  Notes":  The  certificated,   definitive,   fully
registered Notes registered in the name of a Holder and not in the name of DTC or its nominee.

                  "Delivery Date":  November 3, 1997.

                  "Depositor":  QRS, as depositor under the Trust Agreement.

                  "Depository": The Depository Trust Company, the nominee of which is Cede & Co., or any successor thereto.

                  "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "DTC Custodian": The Indenture Trustee, or its successor in interest.

                  "DTC Letter of Representations": The meaning specified in Subsection 3.03(c) hereof.

                  "Eligible Investments": Any one or more of the following obligations or securities:

                  (i) direct  obligations of, and obligations  fully  guaranteed by, the United States of America, FHLMC, FNMA or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America, provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates;

                  (ii) (a) demand and time deposits in, certificates of deposit of, or banker, acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America (including the Indenture Trustee) or any state thereof and subject to supervision and examination by federal and/or state banking authorities so long as the commercial paper and the long-term debt obligations of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment have a credit rating in the highest applicable category from

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         the Rating Agency,  in the case of commercial  paper, and in one of the two highest applicable categories from the Rating Agency, in the case of long-term debt obligations, and (b) any other demand or time deposit or certificate of deposit that is fully insured by the Federal Deposit Insurance Corporation;

                  (iii) repurchase obligations with respect to (a) any security described in clause (i) above, or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above (and having the ratings from the Rating Agency required in clause
         (ii)(a) above), the repurchaser of which also has the ratings from the Rating Agency described in clause (ii)(a) above;

                  (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which has a credit rating in the highest short-term or one of the two highest long-term categories from the Rating Agency at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Estate to exceed 10% of the aggregate outstanding principal balance of the Daiwa FLOWS Certificates and the Eligible Investments held as part of the Trust Estate at the time of such acquisition; provided, further, that in no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) a right to receive both principal and interest payments derived from obligations underlying such instrument if the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations;

                  (v) commercial paper having a rating in the highest applicable category from the Rating Agency at the time of such investment;

                  (vi) a guaranteed investment contract issued by any insurance company or other corporation or entity with a short-term debt rating in the highest category by the Rating Agency and a long-term debt rating in one of the two highest applicable categories by the Rating Agency; and

                  (vii) any other demand, money market or time deposit or obligation, interest-bearing or other security or investment that would not affect the then current rating of the Notes by the Rating Agency; provided, however, that Eligible Investments shall include only obligations or securities that mature on or before the Business Day immediately preceding the next Payment Date (or, in the case of an investment that is an obligation of the institution in which the account is maintained, no later than such Payment Date). In addition, no Eligible Investment that incorporates a penalty for early withdrawal will be used unless the maturity of such Eligible Investment is on or before the Business Day immediately preceding the next Payment Date.

                  "Equity Interest": The interest retained by the Issuer in any excess of the aggregate principal balance of the Daiwa FLOWS Certificates over the aggregate Note Principal Balance of all Classes of Notes.

                  "ERISA": The Employee Retirement Income Security Act of 1974, as it may be amended from time to time, and the regulations promulgated thereunder.

                  "Event of Default": The meaning provided in Section 6.01.

                  "Federal Bankruptcy Code": Title 11 of the United States Code, as amended.

                  "FHLMC": The Federal Home Loan Mortgage Corporation or any successor thereof.

                  "Final Payment Date": The Payment Date following the first to occur of (i) the Sale of the Daiwa FLOWS Certificates in accordance with Section
6.18 hereof, or (ii) the final payment on the Daiwa FLOWS Certificates.

                  "FNMA": The Federal National Mortgage Association or any successor thereof.

                  "FNMA MBS": Mortgage-backed securities issued by FNMA pursuant to (a) a Special Pool Purchase Agreement dated November 1993 and (b) a Special Pool Purchase Agreement dated December 1993.

                  "Global Note": Any Note registered in the name of the Depository or its nominee, beneficial interests in which are reflected on the books of the Depository or on the books of a Depository Participant (whether in its own name or on behalf of an indirect participant in accordance with the rules of the Depository).

                  "Grant": To pledge, create and grant a security interest in and right of set-off against the Collateral. A Grant of any instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including, without limitation, the immediate continuing right to claim for, collect, receive and receipt for principal and interest payments in respect thereof and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "Holder": With respect to any Note, the Person in whose name such Note is registered in the Note Register, and with respect to the Equity Interest, QRS as Depositor under the Trust Agreement.

                  "Imputed Principal Balance": With respect to the Equity Interest at any time, an amount equal to the Original Imputed Principal Balance reduced by all Imputed Principal Payments.

                  "Imputed  Principal  Payments":   All  payments  of  principal
actually  made on the Equity  Interest  in  accordance  with  priority  SIXTH of
Section 12.01(a) hereof.

                  "Indenture": This instrument, as supplemented or amended from time to time by one or more indentures supplements hereto entered into in accordance with the applicable provisions of this Indenture. All references in this instrument to designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed. The words "herein," "hereof," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

                  "Indenture Trustee": LaSalle National Bank, a national banking association, unless a successor Person shall have become the Indenture Trustee pursuant to the applicable provisions of this Indenture, in which case "Indenture Trustee" shall thereafter mean such successor Person.

                  "Indenture Trustee's Fee": A monthly fee equal to one twelfth of the product of (a) the Indenture Trustee's Fee Rate and (b) the aggregate of
(i) the Note Principal Balances of all Classes of the Notes plus (ii) the Imputed Principal Balance of the Equity Interest, due to the Indenture Trustee as compensation for its services during the applicable month.

                  "Indenture Trustee's Fee Rate" 0.02% per annum.

                  "Indenture  Trustee  Officer":  With  respect  to the  initial
Indenture Trustee, any officer in its Asset Backed Securities Trust Services Group with particular responsibility for the transactions contemplated by this Indenture, and with respect to any successor Indenture Trustee, any vice-president, any assistant vice-president, any assistant secretary, any assistant treasurer, or other trust officer or assistant trust officer in the corporate trust department of the Indenture Trustee and, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Independent": When used with respect to any specified Person, means another Person who (1) is in fact independent of the Issuer, any other obligor upon the Notes, any Affiliate of the Issuer or such other obligor, the Company, or QRS (2) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any such other obligor or in any Affiliate of the Issuer, such other obligor, the Company, or QRS, and (3) is not connected with the Issuer, any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions or as a spouse, parent, descendant or sibling (whether by blood or adoption) of any such person.

                  "Institutional Accredited Investor": Any institution meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and any entity all of the equity owners of which come within such paragraphs.

                  "Interest Accrual Period": With respect to any Payment Date, the period beginning on the 26th day of the month immediately preceding the month in which such Payment Date occurs and ending on the 25th day of the month in which such Payment Date occurs; provided, however, that the first Interest Accrual Period shall be considered to be a full month.

                  "Investment  Letter":  The  letter  to be  furnished  by  each
Institutional   Accredited   Investor  which   purchases  any  Class  of  Notes,
substantially in the form set forth as Exhibit B-1 hereto.

                  "Issuer": The meaning set forth in the first paragraph of this Indenture.

                  "Issuer Officer": Any Officer of the Owner Trustee authorized to sign on behalf of the Issuer.

                  "Issuer Order" and "Issuer Request": A written order or request signed in the name of the Issuer by the Owner Trustee and delivered to the Indenture Trustee.

                  "Maturity": With respect to a Class of Notes, the date on which the unpaid principal of such Class of Notes becomes due and payable as herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "1933 Act":  The Securities Act of 1933, as amended.

                  "1934 Act":  The Securities Exchange Act of 1934, as amended.

                  "1939 Act":  The Trust Indenture Act of 1939, as amended.

                  "1940 Act":  The Investment Company Act of 1940, as amended.

                  "Note":  The meaning set forth in the Preliminary Statement.

                  "Note Owner": Any person who is the beneficial owner of a Note registered in the name of the Depository or its nominee.

                  "Note Principal Balance": As of any date of determination, and with respect to any Class of Notes, the aggregate outstanding principal balance of all Notes of that Class as of such date, as reduced by all payments of principal to such Class on or prior to such date of determination.

                  "Note Register" and "Note Registrar": The respective meanings specified in Section 3.05.

                  "Note Remittance Report": The report provided by the Indenture Trustee to the Holders and the Issuer pursuant to Section 11.04(a).

                  "Officer": With respect to any corporation, the chairman of the board of directors, the president, any vice president, the secretary, any assistant secretary or the treasurer of such corporation; with respect to any bank or trust company acting as trustee of an express trust or as custodian, any trust officer or other authorized officer thereof.

                  "Officer's Certificate": For any Person, a certificate delivered to the Indenture Trustee that has been signed on behalf of that Person by an individual who is identified in that certificate as being an Officer of that Person or any other individual authorized to execute the certificate.

                  "Opinion of Counsel": A written opinion of an attorney at law admitted to practice in any state of the United States or the District of Columbia, or a law firm, that may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer and who shall be reasonably satisfactory to the Indenture Trustee, provided that any counsel rendering an opinion concerning tax issues be Independent outside counsel. Whenever an Opinion of Counsel is required hereunder, such opinion may rely on opinions of other counsel who are so admitted. Notwithstanding the foregoing, an Opinion of Counsel may be rendered as to matters of Delaware corporate law by an attorney or law firm not admitted to practice in Delaware.

                  "Optimal Interest": (a) With respect to any Class and any Payment Date, an amount equal to the sum of (i) interest accrued during the related Interest Accrual Period at the Weighted Average Note Rate on the Note Principal Balance of such Class as of the first day of such Interest Accrual Period, assuming that all reductions of Note Principal Balance during such Interest Accrual Period occur on the first day of such Interest Accrual Period, and (ii) the Unpaid Interest Shortfall for such Class as of such Payment Date, and (b) with respect to the Equity Interest, subject to Section 12.01(c), an amount equal to the sum of (i) an amount equal to one twelfth of the product of the Percentage Cash Flow Rate and the Imputed Principal Balance as of the first day of such Interest Accrual Period, assuming that all reductions of Imputed Principal Balance during such Interest Accrual Period occur on the first day of such Interest Accrual Period, and (ii) the Unpaid Interest Shortfall for the Equity Interest as of such Payment Date. For purposes hereof, amounts paid to any Class of Notes or to the Equity Interest in respect of Optimal Interest are deemed to be paid first pursuant to clause (i) and second to clause (ii).

                  "Optimal Payment Amount": With respect to any Class or the Equity Interest and any Payment Date, the sum of Optimal Interest and Optimal Principal for such Class or the Equity Interest and such Payment Date. For purposes hereof, amounts paid to any Class or the Equity Interest in respect of the Optimal Payment Amount are deemed to be paid first to Optimal Interest and second to Optimal Principal.

                  "Optimal Principal": With respect to any Class or the Equity Interest and any Payment Date, and subject to Section 12.01(d), an amount equal to the lesser of (A) the Note Principal Balance for such Class or the Imputed Principal Balance for the Equity Interest and (B) the sum of (i) the product of
(a) the Original  Percentage  for such Class or the Equity  Interest and (b) the sum of (x) the Security Excess Distribution received on the Certificate Distribution Date immediately preceding such Payment Date and (y) the sum of (1) the proceeds of liquidation of Pledged FNMA Securities liquidated on the immediately preceding Certificate Distribution Date pursuant to a Realized Loss, if any, allocated to the Pledged FNMA Securities on such Certificate Distribution Date plus (without duplication) (2) the amount of Pledged FNMA

Securities Principal and Trust Receipt Reserve Account Principal remitted to FNMA (or as to which FNMA has directed liquidation) on the immediately preceding Certificate Distribution Date in accordance with the Credit Support Agreement pursuant to a Realized Loss, if any, allocated to the Pledged FNMA Securities or the Trust Receipt Reserve Fund on such Certificate Distribution Date and (ii) the Unpaid Principal Shortfall for such Class or the Equity Interest. For purposes hereof, amounts paid to any Class or the Equity Interest in respect of Optimal Principal are deemed to be paid first pursuant to clause (i) and second to clause (ii).

                  "Original Imputed Principal Balance": $5,000,000.

                  "Original Percentage": with respect to each Class and the Equity Interest, the percentage set forth below for such Class or the Equity
Interest:

                   Class A:                           47.523%;
                   Class B:                           27.465%;
                   Class C:                            0.000%;
                   Class D:                           15.204%;
                   Equity Interest                     9.808%;
                                                     -------
                   Total                             100.000%.

                  "Other Assets":  As defined in the Granting Clause.

                  "Outstanding":

                  (1) With respect to the Notes of any Class, as of any date of determination, "Outstanding" refers to all Notes of such Class theretofore authenticated and delivered under this Indenture except:

                  (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (ii) Notes for payment or redemption of which moneys in the necessary amount have been theretofore deposited with the Indenture Trustee or any Paying Agent (other than the Issuer) in trust or set aside and segregated in trust by the Issuer for the Holders of such Notes; provided, however, that, if such Notes or Notes of such Class are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Indenture Trustee has been made;

                  (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a holder in due course; and

                  (iv) Notes alleged to have been destroyed, lost or stolen for which replacement Notes have been issued as provided in Section 3.06; provided, however, that, in determining whether the Holders of the requisite principal amount of the Outstanding Notes or the Outstanding Notes of any Class have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the
         Issuer or any other  obligor  upon the  Notes or any  Affiliate  of the
         Issuer  or of  such  other  obligor  or the  Company  or QRS  shall  be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and if the pledgee is not the Issuer any other obligor upon the Notes or any Affiliate of the Issuer or such other obligor, the Company, or QRS.

                  (2)   With   respect   to  the   Daiwa   FLOWS   Certificates,
"Outstanding" refers to the outstanding principal amount of the Daiwa FLOWS Certificates.

                  "Owner Trustee": The Person appointed and acting as Owner Trustee pursuant to the Trust Agreement, initially Wilmington Trust Company, a Delaware bank and trust company.

                  "Owner Trustee's Fee": A monthly fee equal to one twelfth of the product of (a) the Owner Trustee's Fee Rate and (b) the aggregate of (i) the Note Principal Balances of all Classes of the Notes plus (ii) the Imputed Principal Balance of the Equity Interest, due to the Owner Trustee as compensation for its services during the applicable month.

                  "Owner Trustee's Fee Rate" The per annum rate derived by dividing (i) $4,000 over (ii) the aggregate of the Note Principal Balances of all Classes of the Notes plus the Imputed Principal Balance of the Equity Interest.

                  "PaineWebber":    PaineWebber    Incorporated,    a   Delaware
corporation.

                  "Paying Agent": Any Person authorized by the Issuer to pay the principal of and interest on any Notes and the Equity Interest on behalf of the Issuer, which shall initially be the Indenture Trustee unless and until the Issuer appoints another Person as Paying Agent.

                  "Payment Account": A segregated trust account established and maintained by the Indenture Trustee pursuant to Section 11.02 hereof, which shall be designated "LaSalle National Bank, in trust for the registered holders of Structured Mortgage Trust 1997-2 Collateralized Notes".

                  "Payment Date": December 31, 1997 and thereafter the first Business Day following the Certificate Distribution Date. For accounting purposes of the Issuer and for Record Date purposes only, the Payment Date for a month will be deemed to occur on the 28th day of such month.

                  "Percentage Cash Flow Rate": The annual rate at which cash flow is payable on the Imputed Principal Balance of the Equity Interest, which shall be equal to the Weighted Average Note Rate.

                  "Percentage Interest": (i) With respect to a Note of a specific Class, the portion that such Note represents of all Notes of the same Class, expressed as a percentage, the numerator of which is the initial Note Principal Balance of such Note, without giving effect to reductions thereof, and the denominator of which is the initial Note Principal Balance of Notes of that Class, without giving effect to reductions thereof; and (ii) with respect to all of the Notes, the portion that such Note represents of all Notes, expressed as a percentage, the numerator of which is the initial Note Principal Balance of such Note, without giving effect to reductions thereof, and the denominator of which is the aggregate initial Note Principal Balance of all of the Notes, without giving effect to reductions thereof.

                  "Person": Any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan": The meaning set forth in Section 3.05(p).

                  "Pledged FNMA Securities": The "pledged securities" as defined in the Credit Support Agreement.

                  "Pledged FNMA Securities Principal": The "pledged securities principal" as defined in the Credit Support Agreement.

                  "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

                  "Purchase   Price":   With   respect   to  the   Daiwa   FLOWS
Certificates, the price at which the Company is required to repurchase such from the Issuer pursuant to the Cooperation Agreement.

                  "QRS": The meaning set forth in the Preliminary Statement of this Indenture.

                  "Qualified Institutional Buyer": Any "qualified institutional buyer" as defined in clause (a)(1) of Rule 144A.

                  "Rating Agency": Duff & Phelps Rating Co., any successors thereto, or any other nationally recognized statistical rating organization requested by the Issuer to rate any Class of the Notes.

                  "Realized Loss": An event giving rise to an "approved loss" as defined in the Credit Support Agreement.

                  "Record Date": With respect to any Payment Date, the last Business Day of the month preceding the month in which such Payment Date is deemed to occur.

                  "Records": All of the books, ledgers, documents, communications, writings, schedules, reconciliations, controls, computer data, printouts, programs, tapes and other electronic data processing storage devices, and all other data relating to or maintained in connection with the Collateral.

                  "Redemption Date": The date specified for redemption of all Classes of the Notes pursuant to Section 10.01.

                  "Redemption Price": An amount equal to 100% of the aggregate of the Note Principal Balances of all Notes then Outstanding.

                  "Redemption Record Date": With respect to any redemption of the Notes, a date fixed pursuant to Section 10.01.

                  "Related Agreements": This Indenture, the Contribution Agreement, the Note Purchase Agreement, dated November 3, 1997, among the Issuer, QRS and PaineWebber, the Side Letter Agreement, dated November 3, 1997, between the Company and PaineWebber, the Trust Agreement and the Cooperation Agreement.

                  "Rule 144A": Rule 144A promulgated under the Securities Act.

                  "Rule 144A Certificate": The certificate to be furnished by each purchaser of Notes which is a Qualified Institutional Buyer as defined in Rule 144A promulgated under the Securities Act, substantially in the form set forth as Exhibit B-2 hereto as the "Rule 144A and Related Matters Investment Letter and Affidavit".

                  "Sale": The meaning contemplated in Section 6.18(a).

                  "Securities Act": The Securities Act of 1933, as amended.

                  "Securities Legend": The meaning set forth in Section 3.05(j).

                  "Security Excess Distribution": An amount equal to distributions of principal of the Daiwa FLOWS Certificates (or the principal balance of Pledged FNMA Securities liquidated as contemplated by Section 11.06) on any Certificate Distribution Date in an amount equal to the Security Excess as defined in the Credit Support Agreement.

                  "Similar Law":  The meaning set forth in Section 3.05(p).

                  "Stated Maturity": The Payment Date occurring in January 2006, which is the date specified in the Notes as the fixed date on which the final installment of the principal of the Notes is due and payable.

                  "Tax Administrator": The meaning set forth in Section 8.03.

                  "Tax Administrator's Fee": A monthly fee equal to one twelfth of the product of (a) the Tax Administrator's Fee Rate and (b) the aggregate of
(i) the Note Principal Balances of all Classes of the Notes plus (ii) the Imputed Principal Balance of the Equity Interest, due to the Tax Administrator as compensation for its services as tax administrator during the applicable month.

                  "Tax Administrator's Fee Rate": 0.01% per annum.

                  "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any ownership interest, record or beneficial, in any Note.

                  "Trust Agreement": The Trust Agreement, dated as of November 3, 1997, between QRS, as depositor, and the Owner Trustee pursuant to which the Issuer was established.

                  "Trust Certificates": The meaning set forth in the Preliminary Statement.

                  "Trust Estate": The meaning specified in the Granting Clause of this Indenture.

                  "Trust Receipt":  As defined in the Credit Support Agreement.

                  "Trust Receipt Collection Period": With respect to each Certificate Distribution Date, the period beginning on the day following the latest distribution on the Pledged FNMA Securities or the Trust Receipt Reserve Account in the preceding calendar month and ending on the day of the last distribution on the Pledged FNMA Securities or the Trust Receipt Reserve Account in the calendar month in which such Certificate Distribution Date occurs.

                  "Trust Receipt Reserve Account": The "reserve account" as defined in the Credit Support Agreement.

                  "Trust Receipt Reserve Account Interest Rate": With respect to any Interest Accrual Period, the per annum rate derived by dividing (i) twelve times the amount of interest and other reinvestment earnings on amounts in the Trust Receipt Reserve Account that would be paid on the Trust Receipt on the Certificate Distribution Date occurring immediately after the end of such Interest Accrual Period in the absence of any Realized Loss by (ii) the principal balance of the Trust Receipt Reserve Account as of the Certificate Distribution Date immediately following the commencement of such Interest Accrual Period.

                  "Trust  Receipt  Reserve  Account  Principal":   the  "reserve
account principal" as defined in the Credit Support Agreement.

                  "UCC": The Uniform Commercial Code as in effect from time to time in the State of Illinois.

                  "Unpaid Interest Shortfall": With respect to any Class or the Equity Interest and any Payment Date, the amount, if any, by which the aggregate of the Current Interest Shortfall Amount for such Class or the Equity Interest on prior Payment Dates (after giving effect to all payments made on such Payment
Date) exceeds the amounts paid to such Class or the Equity Interest in respect of Unpaid Interest Shortfalls on prior Payment Dates.

                  "Unpaid Principal Shortfall": With respect to any Class or the Equity Interest and any Payment Date, the amount, if any, by which the aggregate of the Current Principal Shortfall Amount for such Class or the Equity Interest on prior Payment Dates (after giving effect to all payments made on such Payment
Date) exceeds the amounts paid to such Class or the Equity Interest in respect of Unpaid Principal Shortfalls on prior Payment Dates.

                  "Weighted Average Note Rate": With respect to each Interest Accrual Period, (a) the weighted average of (x) the Weighted Average Pledged FNMA Certificate Rate and (y) the Trust Receipt Reserve Account Interest Rate (weighted, in the case of clause (x) on the basis of the principal balance of the Pledged FNMA Securities and weighted, in the case of clause (y), on the principal balance of the Trust Receipt Reserve Account, in each case, as of the Certificate Distribution Date immediately following the commencement of such Interest Accrual Period) minus (b) the sum of the Indenture Trustee's Fee Rate, the Owner Trustee's Fee Rate and the Tax Administrator Fee Rate.

                  "Weighted Average Pledged FNMA Certificate Rate": With respect to any Interest Accrual Period, the sum of (a) the weighted average, as of the Certificate Distribution Date immediately following the commencement of such Interest Accrual Period, of the pass-through rates on the Pledged FNMA Securities (weighted on the basis of the principal balances of the respective classes of Pledged FNMA Securities as of such Certificate Distribution Date) plus (b) the rate derived by dividing (x) twelve times the amount of prepayment premiums allocable (in the absence of Realized Losses) to the Trust Receipt on the Certificate Distribution Date immediately following the end of such Interest Accrual Period by (y) the principal amount of Pledged FNMA Securities as of the Certificate Distribution Date immediately following the commencement of such Interest Accrual Period.
                               [End of Article I]

                                  ARTICLE TWO:

                             [INTENTIONALLY OMITTED]

                            ARTICLE THREE: THE NOTES

                  Section 3.01 The Depository; Initial Note Principal Balances and Interest Rates.

                  (a) The Notes of each Class shall be designated generally as the "Structured Mortgage Trust 1997-2 Collateralized Notes" followed by the appropriate Class designation. The Notes of each Class shall be issued in the form attached hereto as Exhibits A-1 through and including A-4, with appropriate insertions, omissions, substitutions and other variations as are required or permitted under this Indenture, and may have such letters, numbers, or other marks of identification and such legends or endorsements placed thereon as may be deemed necessary or desirable by the Note Registrar.

                  (b) The aggregate principal amount of the Notes that may be authenticated and delivered hereunder is limited to $45,974,526, plus such Notes as may be authenticated and delivered pursuant to the provisions of Section 3.10 and except for Notes authenticated and delivered upon registration of transfer of or in exchange for, or in lieu of, other Notes pursuant to Sections 3.04,
3.05 or 3.06 hereof. The Notes issued and delivered on the Delivery Date shall be as follows:

                       Class A Notes:    $24,224,526
                       Class B Notes:    $14,000,000
                       Class C Notes:    $0
                       Class D Notes:    $7,750,000

                  Each Class of Notes will accrue interest during each Interest Accrual Period at the Weighted Average Note Rate on the applicable Note Principal Balance. Interest shall be calculated based upon a 360-day year consisting of twelve 30-day months.

                  The Notes of each Class that are authenticated and delivered by the Indenture Trustee to, or upon the order of, the Issuer on the Delivery Date shall be dated as of the Delivery Date. All other Notes that are authenticated after the Delivery Date for any other purpose under this Indenture shall be dated the date of their authentication or as otherwise provided herein.

         Section 3.02      Denominations.

                  Each Class of Notes will be issued in fully registered form in minimum denominations of $1,000,000 and in integral multiples of $100,000 in excess thereof, except that one Note of each Class may be issued in a different amount so that the sum of the denominations of all outstanding Notes of such Class shall equal the Note Principal Balance of such Class on the Delivery Date. On the Delivery Date, the Issuer, upon direction of PaineWebber, shall execute and the Indenture Trustee shall authenticate (i) one Global Note of each Class and/or (ii) one or more Definitive Notes of each Class for which Notes will be held in certificated form all in an aggregate Note Principal Balance that shall equal the Note Principal Balance of such Class on the Delivery Date. The Global Notes shall be delivered by the Issuer to the Depository or pursuant to the Depository's instructions, shall be delivered by the Issuer on behalf of the Depository to and deposited with the DTC Custodian.

         Section 3.03     Execution, Authentication and Delivery; The Depositor.

                  (a) The Notes shall be executed on behalf of the Issuer by an authorized Issuer Officer. Notes bearing the manual or facsimile signatures of individuals who were at any time the proper Issuer Officers shall bind the Issuer, notwithstanding the fact that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of issuance of such Notes.

                  (b) At any time, and from time to time, after the execution and delivery of this Indenture, the Issuer may deliver Notes of any Class, executed by the Issuer, to the Indenture Trustee for authentication, and the Indenture Trustee shall authenticate and deliver such Notes in the manner provided for in this Indenture and not otherwise. No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for therein, as set forth in Exhibits A-1 through A-4, executed by the Indenture Trustee by the manual signature of one of its Officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                  (c) Except for the Definitive Notes, and as provided in Subsection 3.03(b), the Notes shall at all times following the Issuance of Global Notes remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Notes may not be transferred by the Indenture Trustee except to a successor to the Depository; (ii) ownership and transfers of registration of such Notes on the books of the Depository shall be governed by any applicable rules established by the Depository; (iii) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (iv) the Indenture Trustee shall deal with the Depository as representative of the Note Owners for purposes of exercising the rights of Holders under this Indenture, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Note Owners; and (v) the Indenture Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants. All transfers by Note Owners of beneficial interests in Notes which are represented by Global Notes shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Note Owners. Each Depository Participant shall only transfer beneficial interests in Notes of Note Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

                  (d) If (i)(A) the Issuer advises the Indenture Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Indenture Trustee or the Issuer is unable to locate a qualified successor within 30 days, or (ii) the Issuer, at its option, advises the Indenture Trustee in writing that it elects to terminate use of the book-entry system through the Depository, the Indenture Trustee shall request that the Depository notify all Note Owners of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the Notes by the Depository, accompanied by registration instructions from the Depository for registration, the Indenture Trustee shall issue the Definitive Notes. Neither the Issuer nor the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

         Section 3.04      Temporary Notes.

                  Pending the preparation of Definitive Notes of any Class, the Issuer may execute, and upon Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such variations as the Officers executing such Notes may determine, as evidenced by their execution of such Notes.

                  If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 9.01, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like original principal amount of Definitive Notes of the same Class in the authorized denominations. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

         Section 3.05 Registrations of Transfer and Exchange, Restrictions on Transfer.
                  (a) The Issuer shall cause to be kept a "Note Register" in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes of each Class and the registration of transfers of Notes of each Class. The Indenture Trustee is hereby initially appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.

                  (b) If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Person as Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof and shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Officer thereof as to the names and addresses of the Holders of each Class of Notes and the principal amounts and numbers of such Notes.

                  (c) Subject to Subsection 3.03(d) and upon the satisfaction of the conditions set forth below, upon surrender for registration of transfer of any Note at any office or agency of the Issuer maintained for such purpose pursuant to Section 9.01, the Issuer shall execute, the Indenture Trustee shall authenticate and the Note Registrar shall deliver, in the name of the designated transferee or transferees, a new Note of a like Class and aggregate Note Principal Balance, but bearing a different number.

                  (d) By acceptance of a Definitive Note or an interest in a Global Note, whether upon original issuance or subsequent transfer, each Holder of such Definitive Note acknowledges (or in the case of Global Notes will be deemed to have acknowledged) the restrictions on the transfer of such Note set forth in the Securities Legend and agrees that it will transfer such a Note only as provided herein and therein.

                  (e) In addition to the provisions of Subsection 3.05(i), the following restrictions shall apply with respect to the transfer and registration of transfer of a Definitive Note to a transferee that takes delivery in the form of a Definitive Note:

                  (i) To a Qualified Institutional Buyer: The Note Registrar shall register the transfer of a Definitive Note if the requested transfer is being made to a transferee who has provided the Note Registrar with a properly completed and executed Rule 144A Certificate.

                  (ii) To an Institutional Accredited Investor: The Note Registrar shall register the transfer of any Definitive Note if (x) the transferor has advised the Note Registrar in writing that the Note is being transferred to an Institutional Accredited Investor and that the transferee did not purchase such Note with a view to its resale; and
         (y) prior to the transfer the transferee furnishes to the Note Registrar an Investment Letter, provided that, if the Note Registrar determines (including, but not limited to, determination based upon an Opinion of Counsel) that the delivery of (x) and (y), above, are not sufficient to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws, the Note Registrar may, as a condition of the registration of any such transfer, require the transferor to furnish other certifications, legal opinions or other information reasonably sufficient to provide such confirmation prior to registering the transfer of a Definitive Note.

                  (f) Subject to Subsection 3.05(i), so long as the Global Note of a Class remains outstanding and is held by or on behalf of the Depository, transfers of beneficial interests in such Global Note, or transfers by holders of Definitive Notes of such Class to transferees that take delivery in the form of beneficial interests in such Global Note, may be made only in accordance with this Subsection 3.05(f) and the rules of the Depository:

                  (i) In the case of a beneficial interest in the Global Note of a Class being transferred to an Institutional Accredited Investor, such transferee shall be required to take delivery in the form of a Definitive Note or Notes of such Class and the Note Registrar shall register such transfer only upon compliance with the provisions of Subsection 3.05(e)(ii).

                  (ii) In the case of a beneficial interest in a Global Note of a Class being transferred to a transferee who takes delivery in the form of a Definitive Note or Notes of such Class, except as set forth in clause (i) above, the Note Registrar shall register such transfer only upon compliance with the provisions of Subsection 3.05(e)(i).

                  (iii) In the case of a Definitive Note of a Class being transferred to a transferee who takes delivery in the form of a beneficial interest in the Global Note of such Class, the Note Registrar shall register such transfer if the transferee has provided the Note Registrar with a Rule 144A Certificate.

                  (iv) Except as set forth in clause (i) above, no restrictions shall apply with respect to the transfer or registration of transfer of a beneficial interest in the Global Note of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Note of such Class.

                  (g) Subject to Subsection 3.05(i), an exchange of a beneficial interest in the Global Note of a Class for a Definitive Note or Notes of such Class, an exchange of a Definitive Note or Notes of a Class for a beneficial interest in the Global Note of such Class and an exchange of a Definitive Note or Notes of a Class for another Definitive Note or Notes of such Class (in each case, whether or not such exchange is made in anticipation of subsequent transfer, and, in the case of the Global Note of such Class, so long as such Note remains outstanding and is held by or on behalf of the Depository) may be made only in accordance with this Subsection 3.05(g) and in accordance with the rules of the Depository:

                  (i) A holder of a beneficial interest in a Global Note of a Class may at any time exchange such beneficial interest for a Definitive Note or Notes of such Class.

                  (ii) A holder of a Definitive Note of a Class may exchange such Note for a beneficial interest in the Global Note of such Class if such holder furnishes to the Note Registrar a Rule 144A Certificate.

                  (iii) A holder of a Definitive Note of a Class may exchange such Note for an equal aggregate Note Principal Balance of Definitive Notes of such Class in different authorized denominations without any certification.

                  (h) If a Person is acquiring any Note or interest therein as a fiduciary or agent for one or more accounts, such Person shall be required to deliver to the Note Registrar (in the case of a Definitive Note) or the transferor (in the case of a beneficial interest in the Global Note of any Class of Notes) a certification to the effect that it has (i) sole investment discretion with respect to each such account and (ii) full power to make the foregoing acknowledgements, representations, warranties, certifications and agreements with respect to each such account as set forth in subsections (e),
(f), and (g) of this Section 3.05.

                  (i)      Upon acceptance for exchange or transfer of:

                  (i) a Definitive Note of a Class for a beneficial interest in the Global Note of such Class as provided herein, the Note Registrar shall cancel such Definitive Note and shall (or shall request the Depository to) endorse on the schedule affixed to the applicable Global Note (or on a continuation of such schedule affixed to the Global Note and made a part thereof) an appropriate notation or otherwise mark its records to evidence the date of such exchange or transfer and an increase in the note balance of the Global Note equal to the note balance of such Definitive Note exchanged or transferred therefor.

                  (ii) a beneficial interest in the Global Note of a Class for a Definitive Note of such Class as provided herein, the Note Registrar shall (or shall request the Depository to) endorse on the schedule affixed to such Global Note (or on a continuation of such schedule affixed to such Global Note and made a part thereof) an appropriate notation, or otherwise mark its records, to evidence the date of such exchange or transfer and a decrease in the note balance of such Global Note equal to the note balance of such Definitive Note issued in exchange therefor or upon transfer thereof.

                  (j) The following Legend (the "Securities Legend") shall be placed on the Global Notes and on any Definitive Note issued in exchange for or upon transfer of another Definitive Note or of a beneficial interest in a Global
Note:

"THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (A "QIB") WITHIN THE MEANING OF RULE 144A UNDER THE 1933 ACT ("RULE 144A"), PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A; (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE 1933 ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) (OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS) OF REGULATION D UNDER THE 1933 ACT, IN EACH CASE TO A BUYER WHICH CONSTITUTES ONE "BENEFICIAL OWNER" AND A QUALIFIED PURCHASER, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 AND WHICH IS NOT PURCHASING WITH A VIEW TO DISTRIBUTION IN VIOLATION OF THE 1933 ACT, SUBJECT TO (A) THE RECEIPT BY THE INDENTURE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM OF EXHIBIT B-1 TO THE TRUST INDENTURE AND (B) THE RECEIPT BY THE INDENTURE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE INDENTURE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS AND IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND "BLUE SKY" LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FOR RESALES OF THIS NOTE."

"NO  TRANSFER  OF ANY  OWNERSHIP  INTEREST IN THIS NOTE SHALL BE MADE TO (i) ANY

EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF ERISA, WHETHER OR NOT THE PLAN IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (ii) ANY PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE CODE, OR (iii) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY. ANY TRANSFER OF A NOTE THAT WOULD VIOLATE, OR RESULT IN A PROHIBITED TRANSACTION UNDER, ERISA OR SECTION 4975 OF THE CODE OR ANY SIMILAR LAW SHALL BE DEEMED TO BE ABSOLUTELY NULL AND VOID AB INITIO."

                  (k) Subject to the restrictions on transfer and exchange set forth in this Section 3.05, the holder of any Definitive Note may transfer or exchange the same in whole or in part (in an initial Note Principal Balance equal to the minimum authorized denomination or integral multiples of $100,000 in excess thereof) by surrendering such Note at the Corporate Trust Office, together with an executed instrument of assignment and transfer satisfactory in form and substance to the Note Registrar, in the case of transfer, and a written request for exchange, in the case of exchange, duly executed by the Holder thereof or his attorney and duly authorized in writing with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located. The holder of a beneficial interest in a Global Note may, subject to the rules and procedures of the Depository, cause the Depository (or its nominee) to notify the Note Registrar in writing of a request for transfer or exchange of such beneficial interest for a Definitive Note or Notes. Following a proper request for transfer or exchange, the Note Registrar shall, within five Business Days of such request made at such Corporate Trust Office, seek to cause the Issuer to execute, the Indenture Trustee to authenticate and the Note Registrar to deliver at such Corporate Trust Office, to the transferee (in the case of transfer) or holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of transfer) or holder (in the case of exchange) to such address as the transferee or holder, as applicable, may request, a Definitive Note or Notes, as the case may require, for a like aggregate Note Principal Balance and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any Definitive Note shall not be valid unless made at the Corporate Trust Office by the registered holder in person, or by a duly authorized attorney-in-fact.

                  (l) All Notes properly  issued in accordance with this Section
3.05 upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  (m) No service charge shall be made to a Holder for any registration of transfer or exchange of any Class of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of such Notes, other than exchanges pursuant to Section 3.04 not involving any transfer.

                  (n) The Issuer shall reserve the right with respect to any Note that it believes, after consultation with a Holder, may be held in violation of the Investment Company Act of 1940 to (A) withdraw any such Note from the Note Register, (B) withhold payments due on any such Note, (C) decline to register the transfer of any such Note or (D) require the sale of any such Note. The Note Registrar shall take any such action directed by the Issuer in writing.

                  (o) To permit compliance with Rule 144A under the Securities Act in connection with resales of the Notes, the Issuer will furnish, or will cause the Indenture Trustee to furnish (to the extent that the Indenture Trustee has received such information from the Issuer), upon the request of a holder of the Notes to such holder or to a prospective purchaser designated by such holder, the information required to be delivered under Rule 144A(d)(4) under the Securities Act, if at the time of such request the Issuer is not a reporting company under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, or exempt from reporting pursuant to Rule 12g3-2(b) under such Act.

                  (p) No transfer of any ownership interest in a Note shall be made to (i) any employee benefit plan as defined in section 3(3) of ERISA, whether or not the plan is subject to the provisions of Title I of ERISA, (ii) any plan described in Section 4975(e)(1) of the Code, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (collectively, a "Plan"). Each prospective transferee of a Definitive Note shall deliver to the Issuer, the Note Registrar and the Indenture Trustee
(a) an investment representation letter stating, and each prospective transferee of an interest in a Global Note shall be deemed to have represented, that the prospective transferee is not a Person referred to in (i), (ii) or (iii) above, or (b) an Opinion of Counsel which establishes to the satisfaction of the Issuer, the Note Registrar and the Indenture Trustee that the purchase or holding of the Note will not result in the Trust Estate being deemed to be "plan assets"' and subject to the fiduciary responsibility or prohibited transaction provisions of ERISA, the Code, or any federal, state or local law which is to a material extent similar to the foregoing provisions of ERISA or the Code ("Similar Law") and will not constitute or result in a prohibited transaction within the meaning of Section 406 or Section 407 of ERISA or Section 4975 of the Code, and will not subject the Issuer, the Indenture Trustee or the Note Registrar to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code), which Opinion of Counsel shall not be an expense of the Indenture Trustee, the Trust Estate, Note Registrar or the Issuer. Any transfer of a Note that would violate, or result in a prohibited transaction under, ERISA or Section 4975 of the Code or any Similar Law shall be deemed absolutely null and void ab initio.

                  (q) Subject to Section 7.01(b)(ii), neither the Indenture Trustee nor the Note Registrar shall have any obligation or duty to monitor, determine or inquire as to compliance with any restriction on transfer imposed under this Section 3.05 of this Agreement or under any applicable law with respect to any transfer of any Note, or any interest therein, other than to require delivery of the certifications or Opinions of Counsel described in this
Section 3.05 with respect to changes in registration of record ownership of Notes in the Note Register. Subject to Section 7.01(d), the Indenture Trustee and the Note Registrar shall have no liability for transfers, including transfers made through the book-entry facilities of the Depository or between or among Depository Participants or beneficial owners of the Notes, made in violation of applicable restrictions.

         Section 3.06      Mutilated, Destroyed, Lost or Stolen Notes.

                  If (a) any  mutilated  Note is  surrendered  to the  Indenture
Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (b) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to save each of the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer or the Note Registrar that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of the same Class and of the same tenor and original principal amount, bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable, or shall have been selected or called for redemption, instead of issuing a new Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered prior to being paid in full.

                  Upon the issuance of any new Note under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

                  Every new Note issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of the same Class duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  If, after the delivery of a new Note or payment of a destroyed, lost or stolen Note pursuant to the first paragraph of this Section, a bona fide purchaser presents for payment the related original Note, the Issuer and the Indenture Trustee shall be entitled to recover the related new Note (or such payment) from the Person to whom it was delivered or any Person who may have taken such new Note from such Person, unless such a transferee is a bona fide purchaser of such new Note, and the Indenture Trustee shall be entitled to recover upon the security or indemnity provided pursuant to the first paragraph of this Section to the extent of any loss, damage, cost or expenses incurred by the Issuer or the Indenture Trustee in connection with the situation described in this paragraph.

         Section 3.07      Payment of Principal and Interest; Rights Preserved.

                  (a) Principal and interest on the Notes shall be paid out of collections of principal and interest on the Daiwa FLOWS Certificates and receipts, if any, with respect to the Other Assets to the extent and in the manner provided in Section 12.01 until the entire unpaid Note Principal Balance of each Class of the Notes is reduced to zero.

                  (b) Except for the final payment due on each Class of Notes at their Maturity, which final payment shall be made only upon presentation and surrender of each such Note at the office or agency of the Issuer maintained for the purpose of making final Note payments as provided in Section 9.01, payments of interest and principal of each Note will be made by the Paying Agent on each Payment Date out of Available Funds to the Person who was the Holder of such Class of Notes as of the related Record Date either (1) by check mailed to the address of such Person, as such name and address appear in the Note Register, or
(2) by wire transfer of immediately available funds to the account of such Person, in accordance with any wiring instructions provided to the Indenture Trustee by such Person in writing at least five Business Days prior to the applicable Record Date.

                  In the case of any Note upon which the final payment is due on the Maturity of such Note, the Issuer or, at the Issuer's request, the Indenture Trustee, in the name and at the expense of the Issuer, shall notify the Person entitled thereto at his address as it appears on the Note Register that such
Note is to be paid in full. Such notice shall be mailed as soon as practicable, and in any event no later than the Payment Date on which the final payment is to be made on such Note, and shall specify the place where such Note may be presented and surrendered for final payment.

                  (c) Except as otherwise provided in the next sentence, all payments to be made by the Owner Trustee under this Indenture shall be made only from the payments and other receipts in respect of the Trust Estate and the proceeds thereof and only to the extent that such amounts are sufficient to enable the Owner Trustee to make payments of amounts due on the Notes or any other amounts due hereunder in accordance with the terms hereof. Each Holder, by its acceptance of a Note, and the Indenture Trustee, agrees that it will look solely to the Trust Estate for payment of any and all amounts due on the Notes or any other amounts due to such Person pursuant to this Indenture and that none of the Owner Trustee, the Indenture Trustee, the Company, QRS, or PaineWebber shall be liable for such payments.

                  (d) Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note of the same Class shall carry the rights to unpaid interest and principal that was carried by such other Note.

                  (e) (i) Notwithstanding anything to the contrary in any Related Agreement, the Owner Trustee and, by acceptance of its Notes, each Holder, hereby agrees that no payment or distribution shall be made on or in respect of any obligation on the Notes, including any payment or distribution of cash, property or securities after the commencement of a Proceeding of the type referred to in Section 6.09 hereof, except from cash, securities, or other assets received by the Indenture Trustee and which are allocated for payment of obligations in accordance with Article 12.

                  (ii) By the acceptance of its Notes, each Holder agrees that in the event that such Holder shall receive any payment or distribution on or in respect of any obligations referred to in paragraph (i), which it is not entitled to receive under this subsection or under Article 12, it will hold any amount so received in trust for the Owner Trustee, on behalf of the Holders and will forthwith turn over such payment to the Indenture Trustee in the form received to be applied or held as provided in Article 12.

         Section 3.08      Persons Deemed Owners.

                  Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or of the Indenture Trustee may treat the Person in whose name any such Note is registered in the Note Register as the owner of such Note for the purpose of receiving payments of interest and principal on such Note and for all other purposes whatsoever (whether or not such Note is overdue), and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         Section 3.09      Cancellation.

                  All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder that the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes held by the Indenture Trustee shall be destroyed in accordance with the Indenture Trustee's customary practices unless the Issuer shall direct by an Issuer Order that they be returned to it.

         Section 0.10      Additional Notes.

                  Subject to Sections 9.08 and 9.09, the Owner Trustee and the Indenture Trustee are hereby authorized to enter into a Supplemental Indenture to provide that the Issuer may pledge additional trust receipt-backed securities or mortgage-backed securities to the Indenture Trustee and issue additional Classes of Notes and to provide for any additional provisions necessitated by such pledge and issuance provided that prior to any such action the Indenture Trustee and the Owner Trustee are provided with (i) an opinion of counsel to the effect that the Issuer will not be treated as a taxable mortgage pool for federal income tax purposes and (ii) a written acknowledgment from the Rating Agency that such action will not adversely affect its then rating of each Class of Notes.

         Section 0.11      Annual Statement as to Compliance.

                  The Issuer shall deliver to the Indenture Trustee and each Noteholder, on or before the last day of October beginning in 1998, a Certificate signed by the Issuer, dated as of the last day of the preceding June stating that:

                  (a) a review of the activities of the Issuer during the preceding twelve-month period and of performance under this Indenture has been made by the Issuer; and

                  (b) to the best of the Issuer's knowledge, based on such review, the Issuer has fulfilled all of its obligations under this Indenture throughout such twelve-month period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to the Issuer and the nature and status thereof.

Such certificate shall be prepared by the Certificateholders for the Issuer and delivered to the Owner Trustee with authorization and direction to execute and deliver the certificate to the Indenture Trustee.


                              [End of Article III]

               ARTICLE FOUR: AUTHENTICATION AND DELIVERY OF NOTES


         Section 4.01      Security for Notes.

                  (a) The Notes of each Class shall be executed by the Issuer and delivered to the Indenture Trustee for authentication, and thereupon the same shall be authenticated and delivered to the Issuer by the Indenture Trustee upon Issuer Order at such time as the Issuer shall, at its expense,

                           (i) have  delivered the Daiwa FLOWS  Certificates  to
                  the Indenture Trustee, duly endorsed by the Company to QRS, by QRS to the Issuer, and by the Issuer to the Indenture Trustee, together with all required transfer documents to enable the Daiwa FLOWS Certificates to be registered in the name of the Indenture Trustee or its nominee or agent,

                           (ii) have  prepared and filed or shall have caused to
                  be filed, at the Issuer's expense, and the Company, QRS, and the Indenture Trustee shall have executed (as applicable) three UCC Financing Statements covering the Trust Estate and executed, (x) by the Company as debtor in favor of QRS as secured party and the Indenture Trustee as its assignee, (y) by QRS as debtor in favor of the Issuer and the Indenture Trustee as its assignee, and (z) by the Issuer as debtor in favor of the Indenture Trustee, promptly following the issuance of the Notes, and the Issuer shall prepare and file at each such office, and the Indenture Trustee shall execute, continuation statements with respect thereto, in each case within six months prior to each fifth anniversary of the original filing (the Issuer is hereby also authorized and obligated to make, at the expense of the Issuer, all required filings and refilings of which the Issuer becomes aware, necessary to preserve the liens created by this Indenture to the extent not done by the Issuer as provided herein),

                           (iii) have provided  copies of all notices to account
                  debtors  located outside of the United States sent pursuant to
                  Section 9-103(3)(c) of the UCC, and

                           (iv) have  delivered a  certificate  of an Officer of
                  the Issuer, dated as of the date of the Issuer Order, to the effect that, immediately prior to the delivery of the Daiwa FLOWS Certificates on the Delivery Date:

                                    (1)     the Issuer is the owner of the Daiwa
                                            FLOWS Certificates;

                                    (2)     the   Issuer   has    acquired   its
                                            ownership   of   the   Daiwa   FLOWS
                                            Certificates   in  good   faith  and
                                            without notice of any adverse claim;

                                    (3)     the  Issuer  has  not  assigned  any
                                            interest  or  participation  in  the
                                            Daiwa FLOWS Certificates (or, if any
                                            such interest or  participation  has
                                            been    assigned,    it   has   been
                                            released);

                                    (4)     the  Issuer has full right and power
                                            to Grant a first  priority  security
                                            interest  in and  assign  and pledge
                                            the Trust  Estate  to the  Indenture
                                            Trustee  subject  to no other  claim
                                            (including,  without  limitation,  a
                                            claim  pursuant to Section  9-304 of
                                            the UCC);

                                    (5)     the   information   set  forth  with
                                            respect    to   the   Daiwa    FLOWS
                                            Certificates  in the Granting Clause
                                            is complete and correct; and

                                    (6)     (A) the  Issuer  is the owner of the
                                            Other  Assets;  (B) the  Issuer  has
                                            acquired its ownership of the rights
                                            represented  by the Other  Assets in
                                            good  faith  without  notice  of any
                                            adverse  claim;  (C) the  Issuer has
                                            not   assigned   any   interest   or
                                            participation  in the Other  Assets;
                                            (D) the  Issuer  has  full  right to
                                            assign  its  interests  in the Other
                                            Assets to the Indenture Trustee,  or
                                            if  consents  of third  parties  are
                                            required,  such  consents  have been
                                            obtained;   and  (E)  all   material
                                            contracts  pertaining  to the rights
                                            of the  holders  of the Daiwa  FLOWS
                                            Certificates  have been  transferred
                                            and   assigned   to  the   Indenture
                                            Trustee.

                  (b) In connection with the registration of the Daiwa FLOWS Certificates in the name of the Indenture Trustee or its nominee or agent, the Issuer assumes all responsibility for compliance with the requirements of the Daiwa Pooling Agreement and all applicable securities laws, and for determining whether such transfer is permitted thereunder, and the Indenture Trustee shall have no responsibility therefor and shall be indemnified by the Trust Estate and held harmless from any liability arising therefrom.

         Section 4.02      Indenture Trustee Receipt.

                  On or before the Delivery Date, the Indenture Trustee shall execute and deliver an instrument to the Issuer confirming its receipt of the Trust Estate, duly endorsed to the order of the Indenture Trustee.

         Section 4.03 Exercise of Rights as Registered Holder of Daiwa FLOWS Certificates.

                  (a) If at any time the Indenture Trustee, as the registered holder of the Daiwa FLOWS Certificates, is asked to exercise a right to vote inherent in the Daiwa FLOWS Certificates or to take any action or give any consent, approval or waiver with respect to the Daiwa FLOWS Certificates or the Daiwa Pooling Agreement, the Indenture Trustee shall promptly notify all of the Holders of such request in writing, requesting direction from such Holders as to the course of action the Indenture Trustee should take. The Indenture Trustee shall furnish copies to the Holders of any request or other notice requiring action by, and received by the Indenture Trustee as, registered holder of any Daiwa FLOWS Certificates, and subject to the provisions of Section 7.03(e) shall act in accordance with the written directions of Holders 51% or more of the Outstanding Note Principal Balance. In the absence of such directions, the Indenture Trustee may, but shall have no obligation to, take such action as it may determine in its absolute discretion, subject to the Indenture Trustee's standard of care set forth in Section 7.01(c).

                  (b) Any Holder may, at its expense, and upon delivery to the Indenture Trustee of an Opinion of Counsel to the effect that the exercise of its rights as provided in this paragraph will not have a material adverse effect on any other Holder, direct the Indenture Trustee, as holder of the Daiwa FLOWS Certificates, to exercise any or all of the rights afforded to such holder pursuant to the Daiwa Pooling Agreement or any other agreement relating to the Daiwa FLOWS Certificates including, without limitation, with respect to the Daiwa FLOWS Certificates, the Pledged FNMA Securities, the mortgage loans backing the Pledged FNMA Securities and the collateralized mortgage backed securities with respect to which the Pledged FNMA Securities have been pledged pursuant to the Credit Support Agreement.

         Section 4.04      Benefit Plan Investor Representations.

                  The Issuer represents and warrants that it is not a "benefit plan investor" described in or subject to the Department of Labor regulations set forth in 29 C.F.R. section 2510.3-101.

                               [End of Article IV]

                                  ARTICLE FIVE:
                           SATISFACTION AND DISCHARGE

         Section 5.01      Satisfaction and Discharge.

                  This Indenture shall cease to be of further effect except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) the rights of Holders to receive payments of interest on and principal of the Notes, and (iv) the rights of Holders as beneficiaries hereof with respect to any property deposited with the Indenture Trustee hereunder and payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when:

                  (1)      either:

                           (a) all Notes of all Classes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 3.06, and Notes for which payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 9.02), have been delivered to the Indenture Trustee for cancellation; or

                           (b)  all  Notes  of  all  Classes   not   theretofore
         delivered to the Indenture Trustee for cancellation:

                                    (i)     have become due and payable;

                                    (ii)    will become due and payable at their
                                            Stated Maturity within one year; or

                                    (iii)   are  to  be  called  for  redemption
                                            within one year under an arrangement
                                            satisfactory    to   the   Indenture
                                            Trustee  for the giving of notice of
                                            redemption  by the  Issuer;  and the
                                            Issuer,  in the case of clause  (i),
                                            or (ii) of paragraph (b) above,  has
                                            deposited  or caused to be deposited
                                            with the Indenture Trustee, in trust
                                            for such  purpose,  cash or Eligible
                                            Investments in an amount  sufficient
                                            to  pay  and  discharge  the  entire
                                            indebtedness   on  such   Notes  not
                                            theretofore    delivered    to   the
                                            Indenture  Trustee for cancellation;
                                            provided,  however,  that clause (i)
                                            of  paragraph  (b)  above  shall  be
                                            inapplicable  if an  election to act
                                            in accordance with the provisions of
                                            Section  6.05  shall  have been made
                                            and not rescinded;

                  (2) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                  (3) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Indenture Trustee to the Holders under Section 5.02 and the provisions of Section 7.07 for the benefit of the Indenture Trustee shall survive.

         Section 5.02      Application of Trust Money

                  All monies  deposited with the Indenture  Trustee  pursuant to
Section 5.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Person entitled thereto of the principal and interest for the payment of which such money has been deposited with the Indenture Trustee; but such money need not be segregated from other funds except to the extent otherwise expressly required herein or required by law.

         Section 5.03 Release of Collateral.

                  Upon satisfaction and discharge of this Indenture as described in Section 5.01, the Indenture Trustee shall release all Collateral, including all funds on deposit in the Payment Account, to the Issuer or its designee, and shall deliver the Daiwa FLOWS Certificates to the Issuer or its designee duly endorsed to such Person, and shall take all appropriate actions to transfer ownership rights in the Other Assets, if any, to the Issuer, and shall execute and deliver to such Person any other documents or instruments reasonably requested and delivered in a form satisfactory to the Indenture Trustee by such Person to effect the transfer of the Daiwa FLOWS Certificates and the Other Assets to such Person all at the expense of the Issuer and shall be indemnified by the Issuer in so doing.

                               [End of Article V]

                              ARTICLE SIX: REMEDIES

         Section 6.01      Events of Default.

                  (a) An Event of Default with respect to a Note of any Class means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                           (i) a failure to pay interest and principal in the required amounts from Available Funds;

                           (ii) a failure to pay in full the Outstanding principal amount of any Note by its Stated Maturity;

                           (iii) default in the performance, or breach, of any covenant, agreement, or warranty of the Issuer in this Indenture and continuance of such default or breach for a period of 60 days after there shall have been given, by facsimile registered or certified mail, to the Issuer by the Indenture Trustee, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" under the Indenture;

                           (iv) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Issuer or QRS bankrupt or insolvent; or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                           (v) the institution by the Issuer of Proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency Proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other similar applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer in furtherance of any such action.

                  (b) Each Holder shall be deemed to have agreed, by its acceptance of its Notes, to treat its Notes as debt instruments for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income.

         Section 6.02      Acceleration of Maturity; Rescission and Annulment.

                  (a) If an Event of Default occurs and is continuing, the Indenture Trustee may, or at the written direction of Holders of not less than 50% of the Note Principal Balances of all of the Outstanding Notes, shall declare the Outstanding principal balances of all the Notes to be immediately due and payable, by a notice in writing to the Issuer, and upon any such declaration such principal shall become immediately due and payable.

                  (b) At any time after a declaration of acceleration of Maturity has been made pursuant to paragraph (a) of this Section 6.02 and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article, the holders of a majority of the Note Principal Balances of all of the Outstanding Notes, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration of acceleration of the Notes and its consequences only if:

                  (i)      (A)      the Issuer  has  paid  or deposited with the
         Indenture Trustee a sum sufficient to pay:

                           (1) all overdue installments of interest and principal on each Class of the Notes, and

                           (2) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel; and

                           (B) all Events of Default, other than the non-payment of interest and principal of Notes, that have become due solely by such acceleration have been cured or waived as provided in Section 6.15, otherwise, (i) such written notice must be sent by the Holders of 66.66% of the aggregate Outstanding Note Principal Balance and (ii) the requirement of clause
(b)(i)(A)(2) shall have been fulfilled.

                  (ii) an election is made to act in accordance with the provisions of Section 6.05 with respect to the Event of Default that gave rise to such declaration. No such rescission shall affect any subsequent Default or impair any right consequent thereon.

         Section 6.03  Collection of  Indebtedness  and Suits for Enforcement by
Indenture   Trustee

                  The Issuer covenants that if Default is made in the payment of any interest on any Note, the Issuer will, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Holders, the whole amount then due and payable on the Notes and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the

Indenture Trustee, its agents and counsel.

                  If the Issuer fails to pay such amounts forthwith upon such demand, the Indenture Trustee, in its own name and as Indenture Trustee of an express trust, shall institute a Proceeding for the collection of the sums so due and unpaid, and shall prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor on the Notes and collect the monies adjudged or decreed to be payable in the manner provided by law.

                  If an Event of Default occurs and is continuing, the Indenture Trustee shall proceed to protect and enforce its rights and the rights of the Holders by such appropriate Proceedings as the Indenture Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         Section 6.04      Remedies.

                  If an Event of Default shall have occurred and be continuing, the Indenture Trustee (or an agent on its behalf) may, to the extent not inconsistent with the provisions of Section 6.05, if applicable, do one or more of the following:

                  (a) institute Proceedings for the collection of all amounts then payable on the Notes under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Trust Estate securing the Notes and from the Issuer monies adjudged due;

                  (b) sell all or a portion of the Trust Estate securing the Notes or rights of interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Indenture Trustee shall give the Issuer written notice of any private sale called by or on behalf of the Indenture Trustee pursuant to this Section 6.04(b), at least 10 days prior to the date fixed for such private sale;

                  (c) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate securing the Notes; and

                  (d) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Holders of the Notes hereunder;

provided, however, that unless a declaration of acceleration has been made in accordance with Section 6.02, the Indenture Trustee may not sell or otherwise liquidate the Trust Estate.

         Section 6.05      Optional Preservation of Trust Estate.

                  If (i) an Event of Default shall have occurred and be continuing, and (ii) no Notes have been declared due and payable or such declaration and its consequences are annulled and rescinded pursuant to Section 6.02(b), the Indenture Trustee may, and upon request from the Holders of a

66.66% in aggregate Note Principal Balance of the Outstanding Notes, shall elect, by giving written notice of such election to the Issuer, to take possession of and retain the Trust Estate securing the Notes intact, collect or cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of such Notes in accordance with the provisions of Article Eleven and Article Twelve. If the Indenture Trustee is unable to give or is stayed from giving such notice to the Issuer for any reason whatsoever, such election shall be effective as of the time of such determination or request, as the case may be, notwithstanding any failure to give such notice, and the Indenture Trustee shall give such notice upon the removal or cure of such inability or stay (but shall have no obligation to effect such removal or cure). Any such election may be rescinded with respect to any portion of the Trust Estate securing the Notes remaining at the time of such rescission by written notice to the Indenture Trustee and the Issuer from the Holders of a majority in aggregate of the Note Principal Balance of the Outstanding Notes.

         Section 6.06      Indenture Trustee May File Proofs of Claim.

                  In case there shall be pending Proceedings relative to the Issuer or any other obligor on the Notes under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or its property, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor on the Notes, or the creditors or property of the Issuer or such other obligor, the Indenture Trustee, regardless whether any interest or the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and regardless whether the Indenture Trustee shall have made any demand pursuant to the provisions of
Section 6.03, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                           (a) to file and prove a claim or claims for the whole amount of interest and principal owing and unpaid in respect of each Class of Notes, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Holders allowed in any Proceedings relative to the Issuer or other obligor on the Notes, or to the creditors or property of the Issuer or such other obligor;

                           (b)  unless   prohibited   by   applicable   law  and
         regulations, to vote on behalf of the Holders of each Class of Notes in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency Proceedings, or of any Person performing similar functions in comparable Proceedings; and

                           (c) to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Holders and of the Indenture Trustee on their behalf; and any trustee, receiver or liquidator, custodian or other similar official is hereby authorized by each of the Holders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of such payments, to make payments directly to the Holders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

                  Amounts payable to the Indenture Trustee under this Section are intended to constitute administrative expenses. Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder of any Class any plan of reorganization, arrangement, adjustment or composition affecting the Notes of such Class or the rights of any Holder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Holder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

                  In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party) the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Holders of the Notes parties to any such Proceedings.

         Section 6.07 Indenture Trustee May Enforce Claims Without Possession of Notes.
                  All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

         Section 6.08      Application of Money Collected.

                  Any money collected by the Indenture Trustee pursuant to this Article shall be deposited in the Payment Account and shall be applied in accordance with Section 12.01 hereof and, in case of the distribution of such money on account of the principal of or interest on the Notes, upon presentation and surrender of the Notes if fully paid.

         Section 6.09      Limitation on Suits.

                  No Holder of any Note shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                           (a)      such  Holder has  previously  given  written
                                    notice  to  the   Indenture   Trustee  of  a
                                    continuing Event of Default;

                           (b) the Holders of not less than 50% of the aggregate Note Principal Balance of the Outstanding Notes shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                           (c) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                           (d) the Indenture Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

                           (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 30-day period by the Holders of at least 50% of the aggregate Note Principal Balance of the Outstanding Notes;

it being understood and intended that no one or more Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders or to obtain or to seek to obtain priority or preference over any other Holders except to the extent explicitly provided herein or to enforce any right under this Indenture, and except in the manner herein provided and for the equal and ratable benefit of all the Holders.

                  In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders, each representing less than a majority of the then aggregate Outstanding Note Principal Balance of all such Outstanding Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         Section 6.10      Unconditional Rights of Holders to Receive Payments.

                  Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of interest on and principal of such Note as such interest or principal becomes due and payable in accordance with the terms of such Note and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 6.11      Restoration of Rights and Remedies.

                  If the Indenture Trustee or any Holder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee or to such Holder, then and in every such case the Issuer, the Indenture Trustee and the Holder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Holders shall continue as though no such Proceeding had been instituted.

         Section 6.12      Rights and Remedies Cumulative.

                  No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 6.13      Delay or Omission Not Waiver

                  No delay or omission of the Indenture Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Holders, as the case may be.

         Section 6.14      Control by Holders.

                  The Holders of a majority of the Note Principal Balance of all of the Outstanding Notes shall have the right, to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture; and

                  (b) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction; provided, however, that, subject to the standard of care established by
                           Section 7.01(c), the Indenture Trustee need not take any action that it determines might involve it in liability or be unjustly prejudicial to the Holders not consenting.

         Section  6.15  Waiver  of  Past  Defaults.

                  The Holders of a majority of the Note Principal Balance of all of the Outstanding Notes may waive any past Default and its consequences, except a Default in the payment of interest on or principal of Notes.

                  Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         Section 6.16 Undertaking for Costs.

                  All parties to this Indenture agree, and each Holder, by its acceptance of a Note, shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Indenture Trustee (or an agent on its behalf), to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 25% of the Note Principal Balance of the Outstanding Notes or to any suit instituted by any Holder for the enforcement of the payment of interest on or principal of any Notes on or after the Stated Maturity expressed in such Note (or, in the case of redemption, on or after the applicable Redemption Date).

         Section 6.17 Waiver of Stay or Extension Laws; Non-Petition.

                  Each Holder of a Note, the Indenture Trustee, and the Owner Trustee shall be deemed to have agreed, by its acceptance thereof, to refrain from filing, or from joining in filing, any petition in bankruptcy or commencing any similar proceeding in respect of the Issuer or QRS, or aiding or soliciting any other person to take any such action, for a period of one year and one day following the payment in full of such Note.

                  The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 6.18      Sale of Trust Estate.

                  (a) The power to effect any sale of any portion of the Trust Estate pursuant to Section 6.04 shall not be exhausted by any one or more sales (each a "Sale") as to any portion of such Trust Estate remaining unsold but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid. The Indenture Trustee (or an agent on its behalf) may from time to time postpone any Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

                  (b) Any sale or other transfer of a Daiwa FLOWS Certificate shall be made in compliance with all applicable laws and the terms of the Daiwa Pooling Agreement.

                  (c) The Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof. In addition, the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof and to take all action necessary to effect such Sale. No purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

         Section 6.19      Action on Notes.

                  The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking or obtaining of or application for any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Holders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

         Section 6.20      Recourse.

                  In the event of a Default on the Notes, the Holders shall have no recourse to (i) the Indenture Trustee, (ii) the Owner Trustee, (iii) PaineWebber, (iv) QRS, (v) the Company or (vi) any owner (other than QRS) of the Trust Certificates, or any of their respective shareholders, directors, officers, employees, agents or representatives.

                               [End of Article VI]

                      ARTICLE SEVEN: THE INDENTURE TRUSTEE
TRUSTEE

         Section 7.01      Certain Duties and Responsibilities.

                  (a) The duties and responsibilities of the Indenture Trustee shall be as provided herein. The Indenture Trustee shall not be deemed to have notice or knowledge of a Default or an Event of Default unless an Indenture Trustee Officer has actual knowledge thereof or unless written notice of any event which is a Default or an Event of Default is received by an Indenture Trustee Officer at its Corporate Trust Office and such notice references the Notes or this Indenture. Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 7.01.

                  (b) Except during the continuance of an Event of Default with respect to the Notes,

                           (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                           (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, opinions or reports furnished to the Indenture Trustee and conforming to the requirements of this Indenture to the extent set forth herein; provided, however, that the Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Indenture.

                  (c) Subject to Section 6.14 hereof, in case an Event of Default known to the Indenture Trustee with respect to Notes has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the same circumstances in the conduct of his or her own affairs.

                  (d) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that the Trustee shall not be liable for any error of judgment made in good faith by an Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

                  (e) The Indenture Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and in accordance with the direction of Holders of not less than a majority of the Note Principal Balance of all of the Outstanding Notes relating to the time, method and place for conducting any Proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee under this Indenture. No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it believes that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.

         Section 7.02      Notice of Default.

                  Upon the occurrence of a Default hereunder known to the Indenture Trustee Officer with respect to the Notes, the Indenture Trustee shall give notice of such Default to the Holders promptly, and in no event more than five Business Days after the Indenture Trustee Officer obtains knowledge thereof.

         Section 7.03      Certain Rights of Indenture Trustee.

                  Except as otherwise provided in Section 7.01:

                  (a) the Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties, provided, however, that the Indenture Trustee shall examine such certificates and opinions to determine whether or not such certificates and opinions conform on their face to the requirements of this Indenture to the extent set forth herein;

                  (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Order;

                  (c) whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a Certificate executed by an Officer of the appropriate Person or an Opinion of Counsel.

                  (d) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to honor the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

                  (e) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document provided to it in accordance with the provisions of this Indenture, provided, however, that the Indenture Trustee shall examine such certificates and opinions to determine whether or not such certificates and opinions conform to the requirements of this Indenture to the extent set forth herein; provided further that the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney upon reasonable advance written notice, with such examination to be conducted during the Issuer's normal business hours and in a manner that does not unreasonably interfere with the Issuer's conduct of its affairs and the Indenture Trustee's costs of any such examination shall be borne by the Issuer or, if requested by one or more Holders, then by the Holder(s) requesting that such examination be made;

                  (f) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (g) prior to the occurrence of an Event of Default hereunder and after the curing or waiver of such Event of Default (or the rescission of the exercise of any remedies consequent thereon), the duties and obligations of the Indenture Trustee shall be determined solely by the express provisions of this Indenture, the Indenture Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into the Indenture against the Indenture Trustee;

                  (h)  the   Indenture   Trustee  shall  have  no  liability  or
responsibility for any actions or omissions to act of the Issuer or any other Person; and

                  (i) the Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

         Section 7.04 Not  Responsible  for Recitals or Issuance of Notes.

                  The recitals contained herein and in the Notes, except the certificate of authentication, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representation as to the validity or sufficiency of this Indenture, of the Trust Estate or of the Notes. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the Notes or the proceeds thereof.

         Section 7.05      May Hold Notes.

                  The Indenture Trustee, the Paying Agent, the Note Registrar, or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer with the same rights it would have if it were not the Indenture Trustee, Paying Agent, Note Registrar, or such other agent.

         Section 7.06      Money Held in Trust.

                  Money held by the Indenture Trustee in trust hereunder should be held by the Indenture Trustee in trust hereunder for the purpose for which it was paid and shall be segregated from any other monies held by the Indenture Trustee. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed upon by the Issuer and except to the extent of income or other gain on investments that are deposits in or certificates of deposit of the Indenture Trustee, in its commercial capacity, and income or other gain actually received by the Indenture Trustee on Eligible Investments.

         Section 7.07      Compensation, Reimbursement and Indemnification.

                  (a)      The Issuer hereby agrees:

                           (i) On each Payment Date, the Indenture Trustee shall be entitled to receive the Indenture Trustee's Fee in accordance with
         Section 12.01(a).

                           (ii) to reimburse the Indenture Trustee upon its request for all reasonable expenses and disbursements incurred or made by the Indenture Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the negligence or bad faith of the Indenture Trustee; and

                           (iii) to indemnify the Indenture Trustee in its capacity as such or in its capacity as Paying Agent, Note Registrar, Tax Administrator, or any other capacity hereunder, its directors, officers, employees, agents and "control" persons within the meaning of the 1933 Act for, and to hold them harmless against, any loss, liability or expense (including reasonable attorney's fees) incurred without negligence or bad faith on their part, arising out of, or in connection with, the acceptance or administration of this trust or any other obligation hereunder (including, without limitation, action taken by the Indenture Trustee at the direction of any Holder pursuant to this Indenture), including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their power or duties hereunder.

                  (b) As security for the payment obligations of the Issuer pursuant to Section 7.07(a)(i), the Issuer hereby Grants to the Indenture Trustee a lien ranking at all times senior to the lien of the Notes with respect to which any claim of the Indenture Trustee under such Section arose and senior to all other liens, if any, upon all property and funds held or collected as part of the Trust Estate for such Notes by the Indenture Trustee in its capacity as such.

         Section 7.08 Resignation and Removal;  Appointment of  Successor.

                  (a) No resignation or removal of the Indenture Trustee, nor any appointment of a successor Indenture Trustee pursuant to this Article, shall become effective until the acceptance of such appointment by the successor Indenture Trustee under Section 7.09.

                  (b) Subject to Section 7.08(a), the Indenture Trustee may resign at any time by giving written notice of its resignation to the Issuer. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of


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competent jurisdiction for the appointment of a successor Indenture Trustee.

                  (c) Subject to Section 7.08(a), the Indenture Trustee may be removed at any time by Act of the Holders of a majority of the Note Principal Balance of all of the Outstanding Notes delivered to the Indenture Trustee and to the Issuer upon payment to the Indenture Trustee all amounts owing to it under this Agreement. The Indenture Trustee may be removed for cause by the Issuer provided that a successor Indenture Trustee shall have been appointed and the Issuer receives confirmation that the appointment of the successor Indenture Trustee will not result in the lowering of the rating of any Class of Notes by the Rating Agency.

                  (d) If at any time the Indenture Trustee shall become incapable of acting with respect to the Notes or shall be adjudged a bankrupt or insolvent or a receiver or liquidator of the Indenture Trustee or of its property shall be appointed or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Issuer may, and pursuant to the written direction of 25% of the aggregate Outstanding Note Principal Balance of all Outstanding Notes, shall, remove the Indenture Trustee, or, subject to Section 6.16, any Holder who has been a bona fide Holder of a Note of any Class for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

                  (e) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any cause, the Issuer shall promptly appoint a successor Indenture Trustee. If, within 60 days after such resignation, removal or incapacity, or occurrence of such vacancy, a successor Indenture Trustee shall be appointed by Act of the Holders of a majority of Note Principal Balance of all Notes then Outstanding delivered to the Issuer and the retiring Indenture Trustee, and the successor Indenture Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee and supersede the successor Indenture Trustee appointed by the Issuer.

                  If, within 120 days after such resignation, removal or incapacity, or the occurrence of such vacancy, no successor Indenture Trustee shall have been so appointed by the Issuer or the Holders and shall have accepted appointment in the manner hereinbefore provided, any Holder who has been a bona fide Holder of a Note of any Class for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                  (f) The Issuer shall give notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of the Notes as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office. A copy of any such notice shall be sent to the Rating Agency.

         Section 7.09      Acceptance of Appointment by Successor.

                  Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of the retiring Indenture Trustee; but, on request of the Issuer or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder subject to the lien provided for in Section 7.07(b). Upon request of any such successor Indenture Trustee, the Issuer shall execute any and all instruments prepared and delivered to it and necessary for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts. Any successor Indenture Trustee shall be compensated at the Indenture Trustee Fee Rate.

         Section  7.10  Merger,  Conversion,   Consolidation  or  Succession  to
Business of Indenture  Trustee.

                  Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had itself authenticated such Notes.

         Section 7.11      Corporate Trustee Required; Eligibility.

                  There shall at all times be a Indenture Trustee hereunder that shall (a) (i) be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or (ii) be a member of a bank holding system, having a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the affect hereinafter specified in


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this Article.

         Section 7.12     Co-Indenture Trustees and Separate Indenture Trustees.

                  At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any item of the Trust Estate may at the time be located, the Issuer and the Indenture Trustee shall have power to appoint (and remove), and, upon the written request of the Indenture Trustee or of the Holders of a majority of the Note Principal Balances of all of the Outstanding Notes, the Issuer shall for such purpose join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint (or remove) one or more Persons approved by the Indenture Trustee either to act as co-trustee, jointly with the Indenture Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment or removal within 15 days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Indenture Trustee alone shall have power to make such appointment or removal. The reasonable fees and expenses of any such co-trustee or separate trustee shall be paid by the Trust Estate.

                  Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

         Section 7.13      Paying Agents.

                  Whenever the Issuer shall have one or more Paying Agents, the Indenture Trustee will, on or before each Payment Date or Redemption Date, deposit with each such Paying Agent cash, Certificates of Deposit or a letter of credit in an amount sufficient to pay the principal so becoming due (to the extent funds are then available for such purposes), such sum to be held in trust for the benefit of the Persons entitled to such principal, and the Indenture Trustee will promptly notify the Issuer of its action or failure so to act.

         Section 7.14      Treatment of Obligations.

                  The Issuer shall treat the Notes as debt instruments for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income.

         Section 7.15      Survival of Certain Obligations.

                  The respective agreements and covenants of the Indenture Trustee set forth in, or made pursuant to, this Indenture shall remain in full force and effect, regardless of any investigation, or statement as to the result thereof, made by or on behalf of the Issuer or any of the officers or directors or any controlling person of the Issuer, and shall survive the delivery of and


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payment for the Notes.

                              [End of Article VII]

                          ARTICLE EIGHT: HOLDERS' LIST

         Section 8.01 Issuer to Furnish Indenture Trustee Names and Addresses of Holders.

                  The Issuer will furnish or cause to be furnished to the Indenture Trustee monthly, not more than five Business Days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of each Holder of each Class of Notes as they appear on the Note Register as of such Record Date, and at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that for so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished to the Indenture Trustee, and the Indenture Trustee shall furnish such list to the Issuer upon the Issuer's written request, within 30 days after receipt by the Indenture Trustee of any such request.

         Section 8.02    Preservation of Information; Communications to Holders.

                  The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of each Class of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 8.01 or maintained by the Indenture Trustee as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section 8.01 upon receipt of a new list so furnished.

         Section 8.03      Reports by Tax Administrator.

                  The Indenture Trustee will act as Tax Administrator for the Notes. The Tax Administrator shall deliver a written report to each record holder of any Class of Notes and, if applicable, to the Internal Revenue Service, (and to any applicable taxation authority established under a state or municipal law, rule, or regulation) at least annually and otherwise as required by statute, regulation, or administrative ruling, reporting (i) any original issue discount accrued on each Class of Notes during the relevant period; (ii) information necessary to permit each Holder to compute the accrual of any market discount on such Class of Notes; and (iii) any other information necessary to enable the Holders to report all other information regarding each Class of Notes that such Holders are required to report to the Internal Revenue Service (or such other taxation authority) by statute, regulation, or administrative ruling. In addition, the Tax Administrator shall report to any Holder in writing any other tax accounting information reasonably requested by such Holder to enable it to prepare its federal tax returns. The Tax Administrator will be permitted to delegate its duties as Tax Administrator to a subcontractor with the prior written consent of the Issuer, which consent shall not be unreasonably withheld; provided, however, that the Tax Administrator will be liable for all actions and omissions of such subcontractor as if the Tax Administrator, and not such subcontractor, has performed such actions or allowed such omission to occur. The Tax Administrator shall send a copy to the Issuer of any reports it delivers to any Holder pursuant to this Section 8.03(b). The Tax Administrator shall be entitled to rely conclusively on information supplied and reports prepared pursuant to the Daiwa Pooling Agreement unless such information or reports shall be manifestly incorrect.

                              [End of Article VIII]

                        ARTICLE NINE: COVENANTS OF ISSUER

         Section 9.01      Maintenance of Office or Agency.

                  The Issuer will maintain an office or agency within the city of Wilmington, Delaware where any Class of Notes may be presented or surrendered for payment, where any Class of Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of any Class of the Notes and this Indenture may be served. The Issuer hereby initially designates the Corporate Trust Office of the Indenture Trustee as such office or agency. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee at its Corporate Trust Office as its agent to receive all such presentations, surrenders, notices and demands.

                  The Owner Trustee on behalf of the issuer may also from time to time designate one or more other offices or agencies outside the United States where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any matter relieve the Issuer of its obligation to maintain an office or agency in accordance with the requirements set forth in the preceding paragraph. The Owner Trustee on behalf of the issuer shall give prompt written notice to the Indenture Trustee and Holders of any such designation or rescission and of any change in the location of such office or agency.

         Section 9.02      Money for Note Payments to Be Held in Trust.

                  Subject to the provisions of Section 6.05, if applicable, if the Issuer shall at any time act as its own Paying Agent, it will, on or before each Payment Date or Redemption Date, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Indenture Trustee of its action or failure so to act.

                  The Issuer will cause each Paying Agent, other than the Indenture Trustee, to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee, subject to the provisions of this Section, that such Paying Agent will:

                           (1)      hold all sums held by it for  the payment of
interest and/or principal due on each Class of the Notes or the Equity Interest in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                           (2)      give the  Indenture  Trustee  notice  of any
Default in the making of any required payment of principal; and

                           (3)      at any time during  the  continuance  of any
such Default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent.

                  The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Indenture Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Indenture Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of interest or principal due on any Note of any Class and remaining unclaimed for two years after such interest or principal has become due and payable shall be paid to the Issuer on Issuer Request, or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money (but only to the extent of the amounts so paid to the Issuer), and all liability of the Issuer as trustee thereof, shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such release of payment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York and in the city in which the Corporate Trust Office is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such release of payment (including, but not limited to, mailing notice of such release to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of any Paying Agent, at the last address of record of each such Holder).

         Section 9.03      Existence of Issuer; Owner Trustee.

                  (a) The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware.

                  (b) Subject to Sections 9.03 (c) and (d), the Owner Trustee will keep in full effect its existence, rights and franchises as a bank and trust company under the laws of Delaware.

                  (c) Any corporation into which the Owner Trustee hereunder may be merged or with which it may be consolidated or any corporation resulting from any merger or consolidation to which such Owner Trustee hereunder shall be a party, shall be the successor Owner Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which any such Owner Trustee may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

                  (d) Any successor to the Owner Trustee appointed pursuant to the Trust Agreement shall be the successor Owner Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

                  (e) Upon any consolidation or merger of or other succession to the Owner Trustee in accordance with this Section 9.03, the Person formed by or surviving such consolidation or merger (if other than the Owner Trustee) or the Person succeeding to the Owner Trustee under the Trust Agreement may exercise every right and power of the Owner Trustee, on behalf of the Issuer under this Indenture with the same effect as if such Person had been named as the Owner Trustee herein.

         Section 9.04      Protection of Trust Estate.

                  The Issuer will, at its expense, from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action as may be necessary or advisable to:

                  (i) grant more effectively all or any portion of the Trust Estate;

                  (ii) maintain or preserve the lien (and the priority thereof) of this Indenture or to carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of, or protect the validity of Grant made by this Indenture; or

                  (iv) preserve and defend title to the Trust Estate and the rights therein of the Indenture Trustee and the Holders of Notes of any Class against the claims of all persons and parties.

                  The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section 9.04, and this power of attorney shall be irrevocable and coupled with an interest; provided, however, that such designation shall not be deemed to create a duty in the Indenture Trustee to monitor the compliance of the Issuer with the foregoing covenants and provided further that the duty of the Indenture Trustee to execute any instrument required pursuant to this Section 9.04 shall arise only if an Indenture Trustee Officer has knowledge of any failure of the Issuer to comply with the provisions of this Section 9.04.

                  The Issuer shall pay or cause to be paid any taxes levied on the account of the beneficial ownership by the Issuer or an Affiliate of the Issuer of the Daiwa FLOWS Certificates.

         Section 9.05      Negative Covenants.

                  The Issuer will not:

                  (a) sell, transfer, exchange or otherwise dispose of any part of the Trust Estate except as expressly permitted by this Indenture;

                  (b) claim any credit on, or make any deduction from, the interest or principal payable in respect of any Class of Notes by reason of the payment of any taxes levied or assessed upon any part of the Trust Estate;

                  (c) amend its Trust Agreement without first receiving written assurance from the Rating Agency that its then-effective rating assigned to any Class of Notes will not be withdrawn or downgraded as a result of such amendment;

                  (d) have any employees or own or lease any real property other than property described in Section 9.08 hereof.

         Section 9.06 Issuer May Consolidate, Etc., Only on Certain Terms; Sale of Collateral Subject to Notes.

                  (a) The Issuer shall not consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person unless:

                           (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger or that acquires by conveyance or transfer the properties and assets of the Issuer substantially as an entirety shall expressly assume, by an indenture supplemental hereto, executed by such Person and delivered to the Indenture Trustee, the due and punctual payment of all interest and principal due on all Classes of Notes and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed;

                           (ii)   immediately   after  giving   effect  to  such
         transaction, no Default or Event of Default shall have occurred and be continuing;

                           (iii) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent in this Article provided for relating to such transaction have been complied with;

                           (iv) the Rating Agency has confirmed in writing that such merger, consolidation or transfer will not result in the withdrawal or downgrading of the rating it has then assigned to any Class of Notes;

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

                           (v) the interest that the transferee acquires in any properties or assets that are pledged to secure the Notes shall expressly be made subject and subordinate to the rights of the Holders and the Indenture Trustee;

                           (vi)  the   Holders  of  more  than   66.66%  of  the
         Outstanding Note Principal Balance agree to such consolidation or merger in writing.

                  (b) The Issuer may sell the Collateral to another person only on terms that clearly reflect that the Collateral has been pledged to the Indenture Trustee to secure the Notes, provided that the Rating Agency confirms in writing that such sale will not result in any downgrading or withdrawal of its then-effective rating of any Class of Notes.

                  (c) The Issuer shall not dissolve or liquidate in whole or in part, except as provided in Section 9.06.

         Section 9.07      Successor Substituted.

                  Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance with Section 9.06, the Person formed by or surviving such consolidation or merger (if other than the Issuer) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such conveyance or transfer, the Person named as the "Issuer" in the first paragraph of this instrument or any successor that shall theretofore have become such in the manner prescribed in this Article may be dissolved, wound-up and liquidated at any time thereafter, and such Person thereafter shall be released from its liabilities as obligor and maker on all of the Notes and from its obligations under this Indenture.

         Section 9.08      No Other Business.

                  The Issuer shall not engage in any business other than acquiring, pledging, holding, and disposing of mortgage related securities, or interests therein, issuing interests therein, issuing debt obligations secured thereby, and engaging in all acts necessary or incidental to any of the foregoing. The Issuer shall notify the Rating Agency if it intends to incur indebtedness or issue securities other than the Notes pursuant to Section 3.10, and the Issuer's right to issue any additional securities or incur debt shall be subject to Section 9.09.

         Section 9.09      Limitation on Borrowing.

                  The Issuer shall not incur any indebtedness (aside from the Notes) other than obligations described in Sections 3.10 or 9.08 hereof or elsewhere herein and expenses incidental thereto. In particular, the Issuer shall not guarantee or become obligated for the debts of any Person or hold out its credit as being available to satisfy the obligations of any Person, shall not pledge its assets for the benefit of any Person or make any loans or advances to any Person, and shall not acquire direct obligations or securities of its Affiliates. The Issuer shall notify the Rating Agency when it intends to incur an indebtedness pursuant to this Section 9.09. The Issuer shall not issue any new indebtedness secured by the Collateral, and shall not incur any indebtedness other than the Notes without (i) receiving written confirmation from the Rating Agency that such issuance will not result in any withdrawal or downgrading of its rating then assigned to any Class of Notes, and (ii) receiving an Opinion of Counsel that such issuance will not cause the Issuer to be taxable as a corporation or a taxable mortgage pool.

         Section 9.10      Contribution Agreement.

                  Upon discovery by the Issuer of any breach by the Company or of QRS of any of its representations, warranties and covenants under the Contribution Agreement or the Trust Agreement, as applicable, the Issuer shall use its best efforts to cause the Company to correct such breach, or shall pursue such remedies as are provided for such breach. If the Daiwa FLOWS
Certificates are repurchased by the Company pursuant to the Contribution Agreement and the Trust Agreement, the Issuer shall cause the Purchase Price therefor to be paid to the Indenture Trustee for deposit into the Payment
Account, and, upon receipt of any such Purchase Price, the Indenture Trustee shall treat such funds as a final payment on the repurchased Daiwa FLOWS Certificates and shall release the Daiwa FLOWS Certificates from the lien of this Indenture and shall execute any and all instruments prepared and delivered to it and reasonably requested by the Company to confirm such release to the Company.

         Section 9.11      Survival of Certain Representations and Obligations.

                  The respective representations, warranties, agreements, covenants, indemnities and other statements of the Issuer set forth in, or made pursuant to, this Indenture shall remain in full force and effect, regardless of any investigation, or statement as to the result thereof, made by or on behalf of the Indenture Trustee any of the officers or directors or any controlling person of any of the foregoing, and shall survive the delivery of and payment for the Notes.

         Section 9.12      Payment of Taxes and Other Claims.

                  The Issuer shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all taxes, assessments and governmental charges levied or imposed upon the Issuer or upon the income, profits, or property of the Issuer, or shown to be due on the tax returns filed by the owner Trustee on behalf of the Issuer, except any such taxes, assessments, governmental charges or claims which the Owner Trustee on behalf of the Issuer is contesting in good faith in appropriate proceedings and with respect to which reserves are established if required in accordance with United States generally accepted accounting rules; provided, however, that any failure to pay or discharge will not cause a forfeiture of, or a lien to encumber, any property included in the Trust Estate. The Owner Trustee, in its individual capacity, shall not be liable for any such taxes, assessments, governmental charges or claims. The Indenture Trustee is authorized to pay out of the Payment Account, prior to making payments on the Notes, any such taxes, assessments, governmental charges or claims which, if not paid, would cause a forfeiture of, or a lien to encumber, and property included in the Trust Estate to the extent that an Indenture Trustee Officer has actual knowledge thereof, subject to
Section 7.01(d).

         Section 9.13      Restrictions on Sale of Trust Certificates.

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

                  The Issuer will not allow any Trust Certificates, all of which are initially held by the Depositor, to be transferred to any other Person, unless the holders of at least 60% of the aggregate of the Note Principal Balance of all Outstanding Notes votes to approve the transfer or approves such transfer in writing and a letter from the Rating Agency that such transfer will not adversely affect its then-effective rating of the Notes.

         Section  9.14  Holding  of  Trust  Estate.

                  The Indenture Trustee shall hold that portion of the Collateral delivered to the Indenture Trustee that consists of "instruments" (as such term is defined in Section 9-105(i) of the Uniform Commercial Code as in effect in Illinois on the date hereof) in the State of Illinois and, except as otherwise specifically provided in this Indenture, shall not remove such instruments from the State of Illinois unless it receives an Opinion of Counsel (obtained and delivered at the expense of the Person requesting the removal of such instruments from the State of Illinois) that after such removal, the Indenture Trustee, on behalf of the Holders, will possess a first priority perfected security interest in such portion of the Collateral.

                               [End of Article IX]




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




                        ARTICLE TEN: REDEMPTION OF NOTES

         Section  10.01  Redemption  at the Option of the  Issuer;  Election  to
Redeem.
                  The Notes of all Classes shall be redeemable at the option of the Issuer, in whole but not in part, on any Payment Date on or after the Payment Date on which, after taking into account payments of principal to be made on such Payment Date, the aggregate Outstanding Note Principal Balance of all Notes is less than 25% of the aggregate original Note Principal Balance of all of the Notes issued. Any Payment Date on which such Notes are to be redeemed is referred to herein as a "Redemption Date."

                  Payments of interest and principal due on the Redemption Date shall continue to be payable to the Holders of each Class of Notes as of the applicable Redemption Record Date according to their terms and the provisions of
Section 3.07. The election of the Issuer to redeem all Classes of Notes pursuant to this Section 10.01 shall be evidenced by an Issuer Order directing the Indenture Trustee to make the payment of the Redemption Price of all of the Notes from funds in the Payment Account and/or other funds and/or monies deposited with the Indenture Trustee by the Issuer pursuant to Section 10.04.

                  The Issuer shall set the Redemption Date and the Redemption Record Date and shall give notice thereof to the Indenture Trustee pursuant to
Section 10.02 and shall prepare the notice of redemption specified in Section 10.03.

         Section 10.02        Notice to Indenture Trustee.

                  In the case of any redemption pursuant to Section 10.01, the Issuer shall, at least 30 days prior to the Redemption Date (unless a shorter period shall be satisfactory to the Indenture Trustee), notify the Indenture Trustee of such Redemption Date and of the expected principal amount of each Class of Notes to be redeemed on such Redemption Date.

         Section 10.03        Notice of Redemption by the Issuer.

                  Notice of redemption pursuant to Section 10.01 shall be given by first-class mail, postage prepaid, mailed not less than ten days prior to the applicable Redemption Date to each Holder at his address in the Note Register.

                  All notices of redemption shall state:

                  (a)         the Redemption Date;

                  (b) the Redemption Price to be paid to each Class of Notes on the Redemption Date, and the fact that, on the Redemption Date, payment of the Redemption Price shall redeem each Class of the Notes in full;

                  (c) that payment of the Redemption Price shall be the final payment on each Class of Notes; and

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

                  (d) the place where each Class of Notes are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Issuer to be maintained as provided in Section 9.01.

                  Notice of redemption of each Class of Notes shall be given by the Issuer or, at the Issuer's request, by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder shall not impair or affect the validity of the redemption of any Notes of any Class.

         Section 10.04        Deposit of Redemption Price.

                  In the case of all redemptions on or before the Business Day next preceding the giving of notice of redemption as provided in Section 10.03, the Issuer shall deposit with the Indenture Trustee cash, Certificates of Deposit or a letter of credit in an amount sufficient to provide for payment of the Redemption Price of all of the Notes of each Class on such Redemption Date (except to the extent such payment is to be made from the Payment Account).

         Section 10.05        Notes Payable on Redemption Date.

                  Notice of redemption having been given as provided in Section 10.03, each Class of Notes shall, on the Redemption Date, become due and payable at the Redemption Price. On or after the Redemption Date, any Class of Notes shall be paid by the Issuer at the Redemption Price; provided, however, that payments due on a Payment Date on or prior to the Redemption Date shall be payable to the Holders of such Notes registered as such on the relevant Record Dates according to their terms and the provisions of Section 3.07.

         Section 10.06        Retention of Notes by Issuer.

                  In the event that the Issuer effects a redemption of all Classes of the Notes in accordance with the provisions of this Article Ten, it may elect to cause any Class of Notes to remain Outstanding and not to terminate all Classes of the Notes or release the lien of the Indenture with respect to the Trust Estate securing such Class of Notes. Notwithstanding the foregoing, no redemption of any Notes shall be permitted without retiring them unless the Issuer shall have delivered to the Indenture Trustee an Opinion of Counsel that such redemption without retirement will not adversely affect the status of all Classes of Notes, for federal income tax purposes, as debt instruments. If any Class of Notes is redeemed and not retired, the Indenture Trustee shall not release its lien on the Trust Estate.

                               [End of Article X]




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




               ARTICLE ELEVEN: ACCOUNTS, ACCOUNTINGS AND RELEASES

 .        Section 11.01        Collection of Money.

                  Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture, including all payments due on the Daiwa FLOWS Certificates in accordance with the terms and conditions of the Daiwa FLOWS Certificates. The Indenture Trustee shall hold all such money and property received by it in trust for the Holders and shall apply it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any Default occurs in the making of any payment or performance under the Daiwa FLOWS Certificates, the Indenture Trustee may, and upon the request of the Holders of a majority of Note Principal Balance of the Outstanding Notes (as evidenced by the Note Register) shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. In the event that the Indenture Trustee has not received timely payment on the Daiwa FLOWS Certificates, the Indenture Trustee shall immediately notify the Issuer of its failure to receive such payment. The Issuer shall request that the appropriate Person wire such payments in immediately available funds to the Indenture Trustee, or take such other action as the Issuer shall designate in accordance with (a) the procedures of such appropriate Person then in effect and (b) any agreements made by the Issuer or such Person with the Issuer regarding such Daiwa FLOWS Certificates. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article Six.

 .        Section 11.02        Payment Account.

                  The Indenture Trustee shall, prior to the Delivery Date for the Notes, establish the Payment Account, into which the Indenture Trustee shall deposit all Collateral Proceeds as received by the Indenture Trustee and proceeds of liquidation as contemplated by Section 11.06. All monies deposited from time to time in the Payment Account pursuant to this Indenture shall be held by the Indenture Trustee as part of the Trust Estate as herein provided.

                  (a) All payments to be made from time to time by the Indenture Trustee to the Holders out of funds in the Payment Account pursuant to this Indenture shall be made by the Indenture Trustee as the Paying Agent of the Issuer.

                  (b) Monies in the Payment Account shall remain uninvested.

 .        Section 11.03        Reports by Indenture Trustee.

                  The Indenture Trustee shall timely supply to the Issuer any information in the Indenture Trustee's possession that the Issuer may from time to time reasonably request in writing with respect to the Collateral and the Payment Account.

         Section 11.04        Note Remittance Reports and Related Matters.

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

                  (a) On each Payment Date, the Indenture Trustee shall mail and telecopy to the Issuer, PaineWebber, QRS, and to each Holder a "Note Remittance Report" containing the following information with respect to the Notes, based upon the Certificate Remittance Reports received by the Indenture Trustee related to the Available Funds for such Payment Date:

                  (i)         the Available Funds as of the Payment Date;

                  (ii) the Note Principal Balance of each Class of Notes and the Imputed Principal Balance of the Equity Interest after giving effect to the payments to be made on such Payment Date;

                  (iii) the Weighted Average Note Rate during such Interest Accrual Period and the Weighted Average Note Rate for the next Interest Accrual Period (assuming the absence of prepayment);

                  (iv) the Optimal Interest for each Class and the Equity Interest as of the Payment Date;

                  (v) the Optimal Principal for each Class and the Equity Interest as of the Payment Date;

                  (vi) The Current Interest Shortfall and the Current Principal Shortfall for each Class and the Equity Interest as of such Payment Date;

                  (vii) The Unpaid Interest Shortfall and the Unpaid Principal Shortfall for each Class and the Equity Interest as of such Payment Date;

                  (viii)      the   interest   received  on  the  Pledged   FNMA
                              Securities on the related Certificate Distribution Date;

                  (ix)        the   principal   received  on  the  Pledged  FNMA
                              Securities on the related Certificate Distribution Date;

                  (x) any interest accrued on amounts in the Trust Receipt Reserve Account during the related Trust Receipt Collection Period;

                  (xi)        the   Security   Excess  as  of  the   immediately
                              preceding Certificate Distribution Date;

                  (xii)       the   principal   amount  of  the   Pledged   FNMA
                              Securities liquidated by the Indenture Trustee pursuant to Section 11.06;

                  (xiii) the sum of (A) the proceeds of liquidation of Pledged FNMA Securities liquidated on the immediately preceding Certificate Distribution Date pursuant to a Realized Loss, if any, allocated to the Pledged FNMA Securities on the related Certificate Distribution Date; and (B) the amount of Pledged FNMA Securities Principal and Trust Receipt Reserve Account Principal remitted to FNMA on the related Certificate Distribution Date.

                  (xiv) the Certificate Principal Balance of the Daiwa FLOWS Certificates as of the Certificate Payment Date immediately preceding such Payment Date;

                  (xv) the Indenture Trustee's Fee, the Owner Trustee's Fee and the Tax Administrator's Fee payable on such Payment Date.

                  (b) The Indenture Trustee will transmit by mail to the Issuer, PaineWebber and all Holders a copy of the Certificate Remittance Report relating to the Outstanding Daiwa FLOWS Certificates, in each case together with the related Note Remittance Report. The Indenture Trustee shall also provide copies of Certificate Remittance Reports that it has received to PaineWebber or to a Holder upon PaineWebber's or such Holder's written request and payment to the Indenture Trustee of its costs of duplicating and mailing the same.

                  (c) Not less than five Business Days after receiving an Issuer Order requesting information regarding an optional redemption of Notes as of a proposed Redemption Date set forth in such Issuer Order, the Indenture Trustee shall provide the following information to the Issuer:

                              (1) the aggregate Note Principal Balances for each Class of Notes as of such proposed Redemption Date; and

                              (2) the amount in the Payment Account available for application to the redemption of all Classes of Notes.

                  (d) The Indenture Trustee shall send copies of each Note Remittance Report to the Rating Agency, to the address provided by the Rating Agency to the Indenture Trustee for such purpose.

         Section 11.05        Trust Estate.

                  (a) The Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey, without recourse, representation or warranty the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article Eleven shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

                  (b) The Indenture Trustee shall, at such time as there are no Notes of any Class Outstanding, and as otherwise provided for in Section 5.01, release the Trust Estate from the lien of this Indenture in accordance with Article Five.

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

         Section 11.06        Liquidation of Pledged FNMA Securities.

                  Within one Business Day of receipt by the Indenture Trustee, as registered holder of the Daiwa FLOWS Certificates, of Pledged FNMA Securities released from the lien of the Credit Support Agreement pursuant to a Securities Excess as defined in the Credit Support Agreement, the Indenture Trustee (or an agent on its behalf) shall liquidate such released Pledged FNMA Securities and distribute the proceeds of such liquidation pursuant to Section 12.01. The Indenture Trustee (or an agent on its behalf) will use its commercially reasonable best efforts to obtain the highest price for such Pledged FNMA
Securities upon liquidation thereof subject to the requirement that such securities be liquidated within one Business Day of the Indenture Trustee's receipt thereof.


                               [End of Article XI]

                      ARTICLE TWELVE: APPLICATION OF MONIES

         Section 12.01        Disbursements of Monies from Payment Account.

                  (a) Unless the Notes have been declared due and payable pursuant to Section 6.02 and monies collected by the Trustee are being applied in accordance with Section 6.08, Available Funds on deposit in the Payment Account on any Payment Date shall be withdrawn by the Trustee from the Payment Account, in the amounts required, for application as follows:

                  FIRST, to the extent of Available Funds, in the following priority, (A) to the Indenture Trustee, the Indenture Trustee's Fee and all unpaid expenses and indemnification payments payable to the Indenture Trustee pursuant to the provisions hereunder for the current Payment Date, (B) to the Owner Trustee, the Owner Trustee's Fee for the current Payment Date and all unpaid expenses and indemnification payments payable to the Owner Trustee pursuant to Section 7.2 of the Trust Agreement with respect to the current Payment Date, (C) to the Tax Administrator, the Tax Administrator's Fee for the current Payment Date; (D) to the Indenture Trustee, any Indenture Trustee's Fee previously earned and not received on prior Payment Dates; (E) to the Owner Trustee, any Owner Trustee's Fee previously earned and not received on prior Payment Dates; and (E) to the Tax Administrator, any Tax Administrator's Fee previously earned and not received on prior Payment Dates.

                  SECOND, to the Class A Holders, an amount equal to the lesser of (a) Available Funds after making all payments under clause FIRST of this
Section 12.01(a) and (b) the Optimal Payment Amount allocable to the Class A Notes.

                  THIRD, to the Class B Holders, an amount equal to the lesser of (a) Available Funds after making all payments under clauses FIRST and SECOND of this Section 12.01(a) and (b) the Optimal Payment Amount allocable to the Class B Notes.

                  FOURTH, to the Class C Holders, an amount equal to the lesser of (a) Available Funds after making all payments under clauses FIRST, SECOND and THIRD of this Section 12.01(a) and (b) the Optimal Payment Amount allocable to the Class C Notes.

                  FIFTH, to the Class D Holders, an amount equal to the lesser of (a) Available Funds after making all payments under clauses FIRST, SECOND, THIRD and FOURTH of this Section 12.01(a) and (b) the Optimal Payment Amount allocable to the Class D Notes.

                  SIXTH, to the Owner Trustee in respect of the Equity Interest, an amount equal to the lesser of (a) Available Funds after making all payments under clauses FIRST, SECOND, THIRD, FOURTH and FIFTH of this Section 12.01(a) and (b) the Optimal Payment Amount allocable to the Equity Interest.

                  (b) On each Payment Date on which funds are to be paid to the Issuer in respect of the Equity Interest, such funds, upon payment, shall be released from the lien of this Indenture. In addition, on the Payment Date on which the principal of and interest on the Notes and all other payments required hereunder have been paid in full, any cash balance then remaining in the Payment Account shall be withdrawn from the Payment Account by the Indenture Trustee and shall be released from the lien of this Indenture and paid by the Indenture Trustee to the Issuer for distribution to the holders of the Trust Certificates in accordance with the provisions of Section 4.2 of the Trust Agreement.

                  (c) (i) Notwithstanding anything to the contrary in this Indenture, on the Payment Date occurring in the month in which the trustee under the Daiwa Pooling Agreement notifies the Indenture Trustee, as registered holder of the Daiwa FLOWS Certificates, that FNMA has received payment from Daiwa Securities America Inc. in settlement of the Brentwood Claim, the Available Funds for each Class shall be deemed to be as follows: with respect to the Class A Notes, the Brentwood Adjusted Available Amount; with respect to the Class B Notes, the Brentwood Adjusted Available Amount less any amounts distributed to the Class A Notes; with respect to the Class C Notes, the Brentwood Adjusted Available Amount less any amounts distributed to the Class A Notes and the Class B Notes; and with respect to the Class D Notes, the Brentwood Adjusted Available Amount less any amounts distributed to the Class A Notes, the Class B Notes and the Class C Notes. The Optimal Payment Amount for such Classes on such Payment Date shall remain unchanged from the definition of "Optimal Payment Amount" contained in Article I of this Indenture.

                  (ii) The Available Funds for the Equity Interest on such Payment Date shall be deemed to be the lesser of (x) the Brentwood Unadjusted Available Funds and (y) the Brentwood Settlement Amount. The Optimal Interest for the Equity Interest for such Payment Date shall be deemed to be the sum of
(1) the Optimal Interest for the Equity Interest in the absence of the event described in the first sentence of Section 12.01(c)(i) and (2) the lesser of (A) the Brentwood Unadjusted Available Funds and (B) the Brentwood Settlement Amount.

                  (d) In the event that the Notes are  repurchased  pursuant  to
Section 5 of the Cooperation Agreement, (i) the Optimal Principal will equal the Note Principal Balance of each Class of Notes and the Imputed Principal Balance of the Equity Interest and (ii) the Available Funds will equal the purchase price paid pursuant to the Cooperation Agreement.

         Section 12.02        Trust Account.

                  All monies held by or deposited with the Indenture Trustee in any fund or account pursuant to the provisions of this Indenture, including the Payment Account, and not invested in Eligible Investments as herein provided, shall be deposited in one or more trust accounts for the benefit of the Holders. To the extent monies deposited in a trust account exceed the Federal Deposit Insurance Corporation insured amounts, such account shall be invested in Eligible Investments pursuant to the written directions of the Issuer.


                              [End of Article XII]

             ARTICLE THIRTEEN: AMENDMENTS; SUPPLEMENTAL INDENTURES

         Section 13.01       Supplemental Indentures Without Consent of Holders.

                  Without the consent of the Holders of the Notes of any Class, the Issuer and the Indenture Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, for any of the following purposes:

                  (a) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property; or

                  (b) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of issue, authentication and delivery of the Notes; or

                  (c) to evidence the succession of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained herein and in the Notes; or

                  (d) to add to the covenants of the Issuer or the Indenture Trustee, for the benefit of the Holders of all Notes, or to surrender any right or power herein conferred upon the Issuer; or

                  (e) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee; or

                  (f) to cure any ambiguity, to amend, correct or supplement any provision herein or in any supplemental indenture that may be defective, ineffective or inconsistent with any other provision herein or in any supplemental indenture, or to amend or add any other provisions with respect to matters or questions relating to this Indenture or in any supplemental indenture, including, but not limited to, any provisions necessary to achieve the intended federal income tax treatment of the Holders of each Class and the Issuer; provided, that such action shall not adversely affect the interests of the Holders of any Outstanding Notes of any Class; or

                  (g) to evidence and provide for the acceptance of appointment hereunder by a successor Indenture Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by a replacement Indenture Trustee or separate trustee, pursuant to the requirements of Section 7.09 or
7.12 hereof; or

                  (h) to provide for the issuance of an additional Class or Classes of Notes provided that the conditions therefor as set forth in Section
3.10 hereof are satisfied.

                  The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Indenture

Trustee shall not be obligated to enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise except to the extent required by law.

                  The Indenture Trustee may in its discretion and upon the advice of counsel upon which it may conclusively rely, such counsel's fees and expenses to be an expense of the Trust Estate, determine whether or not the rights of the Holders of any Class of Notes would be adversely affected by any supplemental indenture, and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. In making such determination, a supplemental indenture shall be conclusively deemed by the Indenture Trustee not to adversely affect the Holders or the Holders of a given Class if (i) the Indenture Trustee receives a letter or other writing from the Rating Agency to the effect that execution of the supplemental indenture will not result in any withdrawal or downgrading of the then-current rating assigned by it to any Class of Notes or the Notes of a given Class and (ii) the supplemental indenture effects no change in payments, Redemption Prices, Payment Dates, Record Dates, or terms of optional redemption. The Indenture Trustee shall not be liable for any such determination made in good faith.

         Section 13.02        Supplemental Indentures With Consent of Holders.

                  With the prior written consent of the Holders of not less than a majority of the aggregate Note Principal Balance or, if the amendment affects less than all Classes of Notes, of the majority of each Class affected thereby, the Issuer and the Indenture Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture relating to the Notes or one or more Classes thereof, or of modifying in any manner the rights of the Holders of the Notes or one or more Classes thereof, under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note, as evidenced by the Note Register, affected thereby:

                              (1) change the Stated Maturity of the principal of, or the timing of any installment of principal on, any Note, reduce the principal amount thereof or the Redemption Price or time for redemption with respect thereto, change the provisions of this Indenture relating to the application of proceeds of the Trust Estate to the payment of interest on or principal of the Notes, change any place where, or the coin or currency in which, any Note is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity thereof (or, in the case of redemption, on or after the applicable Redemption Date); or

                              (2) reduce the Percentage Interest of the Note Principal Balance of the Outstanding Notes of each Class, the consent of the Holders of which is required for the execution of any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain Defaults hereunder and their consequences provided for in this Indenture; or

                              (3) impair or adversely affect the Trust Estate except as otherwise permitted herein; or

                              (4) except as expressly provided herein, permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of a Trust Estate or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien of this Indenture; or

                              (5) change the definition of Event of Default or the percentage required to direct the Indenture Trustee not to sell or liquidate the Trust Estate pursuant to Sections 6.04 and 6.05; or

                              (6) change any of the conditions precedent for the redemption of Notes under this Indenture or any supplemental indenture; or

                              (7) modify any of the provisions of this Section or Section 6.15, except to increase the Percentage Interest required to consent to amendments or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holders of all of the Outstanding Classes or all of the Holders of Notes of the affected Class, in each case as evidenced by the Note Register.

                  The Indenture Trustee may in its discretion determine whether or not any Notes of a given Class would be affected by any supplemental indenture, and any such determination shall be conclusive upon the Holders of all Notes of such Class, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

                  It shall not be necessary for any consent of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Section 13.03        Execution of Supplemental Indentures.

                  In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to the limitations set forth in Section 7.03) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Section 13.04        Effect of Supplemental Indenture.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes with respect to any affected Series; and every Holder of Notes of each Class theretofore or thereafter authenticated and delivered hereunder and affected by such supplemental indenture shall be bound thereby.

                  Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Article Thirteen, the Issuer shall mail to the Holders of the Notes as their names appear on the Note Register to which such supplemental indenture relates, a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 13.05        Reference in Notes to Supplemental Indentures.

                  Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Issuer shall, bear a notation in form approved by the Issuer as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                              [End of Article XIII]




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


                         ARTICLE FOURTEEN: MISCELLANEOUS

         Section 14.01        Compliance Certificates and Opinions.

                  Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, upon the request of the Indenture Trustee, the Issuer shall furnish to the Indenture Trustee a certificate signed by an Officer stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of such a certificate is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Section 14.02        Form of Documents Delivered to Indenture Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any  certificate or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer, stating that the information with respect to such factual matters is in the possession of the Issuer, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Section 14.03        Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of any Class or Classes may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the acts of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

                  (c) The  ownership  of  Notes  shall  be  proved  by the  Note
Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder (and any transferee thereof) of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         Section 14.04        Notices, Etc., to Indenture Trustee and Issuer.

                  Any  request,  demand,   authorization,   direction,   notice,
consent, waiver or Act of Holders or other document provided for or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                              (1) the Indenture  Trustee by any Holder or by the
Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office; or

                              (2) the Issuer by the Indenture  Trustee or by any
Holder shall be sufficient for every purpose hereunder if in writing and faxed and mailed, first-class postage prepaid, to the Issuer addressed to it at:

                                    Structured Mortgage Trust 1997-2
                                    c/o Wilmington Trust Company
                                    Rodney Square North
                                    Wilmington, Delaware  19890-0001
                                    Fax: (302) 651-8882
                                    Attention: Corporate Trust Administration

                                    with a copy to

                                    Richards Layton & Finger
                                    One Rodney Square
                                    Wilmington, Delaware 19899-0001
                                    Tel: (302) 658-6541
                                    Fax: (302) 658-6548
                                    Attention: Eric Mazie, Esq.

or at any other address previously furnished in writing to the Indenture Trustee by the Issuer.

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

         Section 14.05        Notices to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event at his address as it appears on the Note Register not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given. Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In the event that, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice that is satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Section 14.06        Effect of Headings and Table of Contents.

                  The Article and Section headings and the Table of Contents herein are for convenience only and shall not affect the construction hereof.

         Section 14.07        Successors and Assigns.

                  All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

         Section 14.08        Separability.

                  In case any provision in this Indenture or in any Class of Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 14.09        Benefits of Indenture.

                  Nothing in this Indenture or in any Class of Notes, express or implied, shall give to any Person, other than the parties hereto, and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 14.010       Legal Holidays.

                  In the event that the date of any Payment Date shall not be a Business Day, then notwithstanding any other provision of the Notes or this Indenture, payment need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Payment Date, and no additional interest shall be payable with respect thereto.

        Section 14.11         Governing  Law;  Choice  of  Forum;  Submission to
                              Jurisdiction.

                 THIS INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF, APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

                  Any action or proceeding against any of the parties hereto relating in any way to this Indenture or any Note or the Trust Estate may be brought and enforced in the courts of the State of new York sitting in the borough of Manhattan or of the United States District Court for the Southern District of New York, and the Owner Trustee on behalf of the issuer and the Indenture Trustee both irrevocably submit to the jurisdiction of each such court in respect of any such action or proceeding. The Owner Trustee on behalf of the Issuer and the Indenture Trustee both hereby waive, to the fullest extent permitted by law, any right to remove any such action or proceeding by reason of improper venue or inconvenient forum. As long as any of the Notes remain Outstanding, service of process upon the Owner Trustee on behalf of the Issuer shall, to the fullest extent permitted by law, be deemed in every respect effective service on the Issuer in any such legal action or proceeding.

         Section 14.12        Counterparts.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 14.13        Corporate Obligation.

                  No recourse may be taken, directly or indirectly, against any incorporator, depositor, subscriber to the capital stock, stockholder, officer, director or employee of the Issuer or the Indenture Trustee or of any predecessor or successor of the Issuer or the Indenture Trustee with respect to the Issuer's obligations on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith except as otherwise expressly provided in any such certificate or other writing.

         Section 14.14        Limitation of Liability.

                  It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Wilmington Trust Company, not individually or personally but solely as owner trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Indenture Trustee and by any Person claiming by, through or under the Indenture Trustee and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or the Notes.


                     [Signatures commence on following page]

         IN WITNESS  WHEREOF,  the  Issuer,  the  Indenture  Trustee and the Tax
Administrator, have caused this Indenture to be duly executed by their respective officers thereunto duly authorized all as of the date first written above.

                        STRUCTURED MORTGAGE TRUST 1997-2,
                        a Delaware business trust,


                           By: Wilmington Trust Company, not individually, but solely in its capacity as Owner Trustee,



                                By:      /s/Emmett R. Harmon
                                      ----------------------------
                                Name: Emmett R. Harmon
                                Title: Vice President

                             LASALLE NATIONAL BANK,
                             a national banking association,
                             as Indenture Trustee and not
                             in its individual capacity



                             By:
                                 -----------------------------
                                 Name:
                                 Title:

                             LASALLE NATIONAL BANK,
                             a national banking association,
                             as Tax Administrator



                             By:
                                 -----------------------------
                                 Name:
                                 Title: